UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Rockwell Medical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROCKWELL MEDICAL, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held [    ], 2017

To the Shareholders of Rockwell Medical, Inc.:

Notice is hereby given that the 2017 annual meeting of shareholders of Rockwell Medical, Inc. (the “Company”) will be held at [ ], on [ ], 2017, at [ ], to consider and take action upon the following matters:

(1)           the election of one director for a term expiring in 2020;

(2)           a non-binding proposal to approve the compensation of the named executive officers;

(3)                                 a non-binding proposal to recommend the frequency of shareholder advisory votes on the compensation of the named executive officers;

(4)           a proposal to approve the 2017 Long Term Incentive Plan;

(5)                                 a proposal to ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for 2017; and

(6)           such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on [ ], 2017 will be entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting.

All shareholders as of the record date are cordially invited to attend the meeting. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.  Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the meeting to be acted upon by the shareholders cannot be transacted unless a majority of the outstanding common shares of the Company is represented at the meeting.

By Order of the Board of Directors,

THOMAS E. KLEMA

Secretary

Wixom, Michigan

[   ], 2017

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Shareholders to Be Held on [ ], 2017

This proxy statement, the WHITE proxy card and the Company’s 2016 Annual Report to Shareholders, which includes the Annual Report on Form 10-K, are available on the internet at http://www.rockwellmed.com/invest.htm. Directions to attend the meeting in person may be obtained by contacting Thomas E. Klema, Secretary, at (248) 960-9009. Shareholders may request a copy of the proxy statement, WHITE proxy card and 2016 Annual Report to Shareholders by sending an e-mail to invest@rockwellmed.com, calling (800) 449-3353 or by internet at http://www.rockwellmed.com.

ROCKWELL MEDICAL, INC.

30142 Wixom Road Wixom, Michigan 48393

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

[ ], 2017

INTRODUCTION

General

The annual meeting of shareholders of Rockwell Medical, Inc. will be held at [ ] on [ ], 2017, at [ ], [ ] Time, for the purposes set forth in the accompanying notice of annual meeting of shareholders. These proxy materials are first being sent or made available to shareholders on or about [   ], 2017. References in this proxy statement to the “Company,” “we,” “our” and “us” are references to Rockwell Medical, Inc.

It is important that your shares are represented at the annual meeting. This annual meeting will be particularly important given the stated intent of Mark H. Ravich to have his own nominee elected to the Board of Directors.  The Board of Directors of Rockwell Medical, Inc. strongly urges you to reject the nominee proposed by Mr. Ravich, and to vote for the Board’s nominee.  Accordingly, whether or not you plan to attend the annual meeting, please sign and date the enclosed WHITE proxy card and return it to us. If you own your shares through a broker, bank or other nominee, please return your voting instruction form to your broker, bank or nominee, or use the electronic voting means described below to vote your shares.

The Board of Directors of the Company is soliciting these proxies. We will bear the expense of preparing, assembling, printing and mailing this proxy statement and the material used in the solicitation of proxies for the annual meeting.  We have retained the firm of D.F. King & Co., Inc., specialists in proxy solicitation, to solicit proxies on its behalf from brokers, bank nominees, and other holders of its stock at an anticipated cost of $[    ] plus certain out-of-pocket expenses. D.F. King & Co., Inc. expects that approximately [   ] of its employees will assist in the solicitation.  Proxies may also be solicited by our directors and employees personally, and by telephone, facsimile, or other means. No additional compensation will be paid to these individuals for proxy solicitation nor is it expected to result in more than a minimal cost to us. This proxy statement, the form of proxy and the 2016 Annual Report are being furnished to banks, brokers and other nominees who hold our common stock on behalf of beneficial owners and if asked, we will reimburse banks, brokers and other nominees for their out-of-pocket expenses in forwarding proxy materials to beneficial owners.  Our expenses related to the solicitation in excess of those normally spent for an annual shareholders meeting as a result of the proxy contest and excluding salaries and wages of our regular employees and officers are expected to be approximately $[    ], of which approximately $[   ] has been spent to date. Appendix I sets forth information relating to the Company’s directors, officers, and employees who are considered “participants” in our solicitation under the rules of the Securities and Exchange Commission, or SEC, by reason of their position as directors or officers, or because they may be soliciting proxies on our behalf.

Corporate Governance Highlights

Our Board of Directors carefully considers our corporate governance structure as well as corporate governance practices that it believes may be in the best interests of the Company and its shareholders.  Consistent with our Board’s ongoing assessment of our corporate governance practices, we recently implemented the following enhancements:

•   Appointment of a Lead Independent Director by the independent directors of the Board.  See “Election of Director - Board Leadership Structure and Risk Oversight.”

•   Adoption of principles of corporate governance.   See “Election of Director — Principles of Corporate Governance.”

•   Formation of a governance and nominating committee, comprised entirely of independent directors.  See “Election of Director — Meetings and Committees of the Board of Directors — Governance and Nominating Committee.”

•   Adoption of a majority voting policy. See “Election of Director —  Majority Voting Policy.”

•   Adoption of an anti-pledging and anti-hedging policy.  See “Compensation of Executive Officers and Directors — Compensation Discussion and Analysis.”

•   Adoption of a clawback policy.  See “Compensation of Executive Officers and Directors — Compensation Discussion and Analysis.”

•   Approval of director stock ownership guidelines.  See “Compensation of Executive Officers and Directors — Director Compensation.”

•   Approval of management stock ownership guidelines.  See “Compensation of Executive Officers and Directors — Compensation Discussion and Analysis.”

Voting Rights and Outstanding Shares

Only shareholders of record of our common stock, no par value, which we refer to as our common shares, at the close of business on [   ], 2017, the record date for the annual meeting, will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. As of the close of business on the record date, we had 52,057,711 outstanding common shares, the only class of stock outstanding and entitled to vote. Each common share is entitled to one vote on each matter submitted for a vote at the annual meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding common shares entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting or any adjournment or postponement thereof.  Abstentions and votes withheld from the election of the director nominee will be treated as shares present at the meeting for purposes of determining the presence of a quorum.

Valid proxies in the enclosed form which are timely returned and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election of the director-nominee listed below, FOR approval of the Board proposals listed in this proxy statement and FOR holding the “say on pay” advisory vote on executive compensation every THREE years.

How Do I Vote If I Am A Shareholder of Record?

You are considered a shareholder of record if your shares are registered directly in your name with our transfer agent. If you are a shareholder of record, you may vote your shares in either of the following ways:

• By signing and dating each WHITE proxy card you received and returning it in the envelope provided; or

• By attending the annual meeting, presenting a valid government-issued photo identification such as a driver’s license or passport, and voting in person. If you vote in person at the annual meeting, you will revoke any prior proxy you may have submitted.

How Do I Vote If I Hold My Shares in Street Name?

If your shares are held in a stock brokerage account or by a bank or other nominee, then you are not legally a shareholder of record but, rather, are considered to own your shares in “street name” and you will need to direct your broker, bank or nominee, who is considered the shareholder of record of your shares, how to vote your shares.

If you hold your shares in street name as of the record date, the proxy statement, the 2016 annual report and a voting instruction form have been forwarded to you by your broker, bank or nominee. As the beneficial or “street name” owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction form included in the mailing. In accordance with applicable regulations, unless you provide your broker, bank or nominee with instructions on how to vote your shares, your shares will not be voted by the broker, bank or nominee on any matter listed in this proxy statement other than the proposal to ratify the Company’s independent auditors for 2017. Therefore, if you want the shares you beneficially own to be voted, you should return your voting instruction form or otherwise vote your shares as set forth below.

A street name holder may provide instructions to their broker, bank or nominee on how to vote their shares in any of the following ways:

• By completing, signing and dating each voting instruction form received and returning it in the envelope provided; or

• By Internet at www.proxyvote.com and following the instructions outlined on the secure website (have the 12 digit control number available).

If you wish to attend and vote at the meeting and you are a street name holder, you must request and obtain a legal proxy or power of attorney from your bank, broker or nominee, bring it to the meeting with you and attach it to the ballot you vote at the meeting. Please follow the instructions from your bank, broker or nominee, or contact your bank, broker or nominee to request a power of attorney or other proxy authority. You will also need to present valid government-issued photo identification such as a driver’s license or passport.  Ballots of street name holders that are not accompanied by a legal proxy or power of attorney from the record holder of their shares will not be counted. If you follow the procedures and vote in person at the annual meeting, you will revoke any prior proxy you may have submitted.

If you are a street name holder and wish to attend the meeting but do not wish to vote at the meeting, you must present a legal proxy or power of attorney from your bank, broker or nominee or other reasonably acceptable proof that you beneficially owned your shares on the record date for the annual meeting, along with a valid government-issued photo identification such as a driver’s license or passport.

Vote Required and Board Recommendation

The vote required to approve each of the proposals listed in this proxy statement other than the election of a director is a majority of the votes cast on the proposal.  Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of the vote on these proposals.  The election of the director-nominee requires a plurality of the votes cast in the election.  Withheld votes and broker non-votes will not be considered votes cast and will have no effect on the election.  The Board recommends a vote FOR the director-nominee as set forth on the Company’s WHITE proxy card, FOR each of the proposals listed in this proxy statement and FOR holding the “say on pay” advisory vote on executive compensation every THREE years.

Revocability of Proxies

A shareholder giving a proxy may revoke it at any time before it is voted at the annual meeting by giving written notice of such revocation to our Secretary or by executing and delivering to the Secretary a later dated proxy. Attendance at the annual meeting by a shareholder who has given a proxy will not have the effect of revoking it unless such shareholder votes at the meeting or gives written notice of revocation to the Company’s Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, must be received by the Company prior to the date of the annual meeting (unless delivered directly to the Company’s Secretary at the annual meeting) and should be sent to Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393, Attention: Thomas E. Klema, Secretary.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth information regarding the ownership of the common shares as of the record date (unless otherwise indicated) with respect to

•                  each current director and nominee,

•                  each of the officers named in the Summary Compensation Table,

•                  all current directors and executive officers as a group, and

•                  each person known to us to be the beneficial owner of more than five percent of the common shares outstanding on the record date.

The number of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire on the record date or within 60 days thereafter through the exercise of any stock option or other right. The persons named in the table have sole voting power and sole dispositive power with respect to the common shares beneficially owned, except as otherwise noted below.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (a)	Percent of Class
Patrick J. Bagley (b)	547,749	1.0
Ronald D. Boyd	287,299	*
Robert L. Chioini (c)	5,230,598	9.6
Ajay Gupta	1,587,167	3.0
Kenneth L. Holt	307,629	*
Thomas E. Klema	1,495,108	2.8
Raymond D. Pratt	949,200	1.8
Robin L. Smith	9,800	*
David T. Domzalski	—	—
All directors and current executive officers as a group (8 persons)	10,414,550	18.0

Richmond Brothers, Inc. et al. (d)	6,129,461	11.8
BlackRock Inc. (e)	3,028,058	5.8

* Less than 1%.

(a)              Includes restricted shares subject to forfeiture to us under certain circumstances and shares that may be acquired upon exercise of stock options as set forth in the table below. Also includes 202,950 shares owned by Mr. Bagley that are pledged as collateral under a standard margin loan arrangement.

Name	Restricted Shares	Option Shares
Patrick J. Bagley	24,800	319,999
Ronald D. Boyd	24,800	244,999
Robert L. Chioini	570,000	2,566,665
Ajay Gupta	233,500	1,027,000
Kenneth L. Holt	15,000	294,999
Thomas E. Klema	218,600	771,668
Raymond D. Pratt	233,500	555,000
Robin L. Smith	9,800	—
David T. Domzalski	—	—
All directors and current executive officers as a group	1,330,000	5,780,330

(b)              97,200 of these shares are owned by Mr. Bagley’s spouse and 15,000 shares are owned by Bagley & Langan, PLLC, of which Mr. Bagley is the sole member. Mr. Bagley disclaims beneficial ownership of the shares owned by his spouse and Bagley & Langan, PLLC.

(c)               The address for Mr. Chioini is 30142 Wixom Road, Wixom, Michigan 48393.

(d)              Based on the amended Schedule 13D filed on March 23, 2017 reflecting ownership as of that date.  By virtue of their Group Agreement, dated February 20, 2017, as amended, the persons and entities affirm their membership in a group under SEC Rule 13d-5(b) and the group is deemed to beneficially own all of the shares beneficially owned by the group members.  The beneficial ownership of each of the group members was disclosed as follows:

	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Total
Richmond Brothers, Inc. (1)	5,172,452		5,172,452		5,172,452
RBI Private Investment I, LLC	164,841		164,841		164,841
RBI Private Investment II, LLC	29,802		29,802		29,802
RBI PI Manager, LLC (2)	194,643		194,643		194,643
Richmond Brothers 401(k) Profit Sharing Plan	41,495		41,495		41,495
David S. Richmond (3)	371,055	5,242,197	371,055	5,242,197	5,613,252
Matthew J. Curfman (4)	40,684	5,248,332	40,684	5,248,332	5,289,016
Norman J. Ravich Irrevocable Trust	44,400		44,400		44,400
Norman and Sally Ravich Family Trust (5)	18,500		18,500		18,500
Alexander Coleman Ravich 1991 Irrevocable Trust	25,000		25,000		25,000
Alyssa Danielle Ravich 1991 Irrevocable Trust	25,000		25,000		25,000
Mark H. Ravich (6)	467,650		467,650		467,650

(1)         Held as investment advisor to certain separately managed accounts.

(2)         Includes the shares owned by RBI Private Investment I, LLC and RBI Private Investment II, LLC.

(3)         Sole voting and dispositive power includes shares owned by Mr. Richmond directly and by RBI Private Investment I, LLC and RBI Private Investment II, LLC. Shared voting and dispositive power includes shares owned by Richmond Brothers, Inc., the Profit Sharing Plan, and his spouse, daughter and son.

(4)         Sole voting and dispositive power includes shares owned by Mr. Curfman. Shared voting and dispositive power includes shares owned by Richmond Brothers, Inc., the Profit Sharing Plan and his spouse.

(5)         Represents shares the trust has the right to acquire upon exercise of call options.

(6)         Includes 284,750 shares owned by Mr. Ravich directly, 88,500 shares which he has the right to acquire upon exercise of call options and the shares owned by the four trusts.

The address for Richmond Brothers, Inc., RBI Private Investment I, LLC, RBI Private Investment II, LLC, RBI PI Manager, LLC, Richmond Brothers 401(k) Profit Sharing Plan, David S. Richmond and Matthew J. Curfman is 3568 Wildwood Avenue, Jackson, Michigan 49202. The address for Mark Ravich and the trusts is 600 South Highway 169, Suite 1660, St. Louis Park, Minnesota 55426.

(e)               Based on the Schedule 13G filed by BlackRock, Inc. reporting ownership as of December 31, 2016. BlackRock, Inc. has sole dispositive power over the reported common shares and sole voting power over 2,941,284 common shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

ELECTION OF DIRECTOR

Background

The Company’s Restated Articles of Incorporation divide the directors into three classes, designated Class I, Class II and Class III. Each year, on a rotating basis, the terms of office of the directors in one of the three classes expire. Successors to the class of directors whose terms have expired will be elected for a three-year term. The term for Kenneth Holt, the Class II director, is expiring at the 2017 annual meeting. David Domzalski is nominated by the Board for election at the annual meeting to replace Mr. Holt.  If elected, Mr. Domzalski’s term will expire at the 2020 annual meeting of shareholders and upon the election and qualification of his successor. If for any reason the nominee becomes unavailable for election, the proxies solicited will be voted for a replacement nominee selected by the other directors. Management has no reason to believe that the nominee named below is not available or will not serve if elected.  Officers serve as such at the pleasure of the Board of Directors. Mr. Chioini’s term of office as an officer is unaffected by his term of office as a director.

Majority Voting Policy

Under our Principles of Corporate Governance, in any uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election is expected to tender his or her resignation to the Chairman of the Board promptly following certification of the shareholder vote, which resignation shall be effective only upon acceptance by the Board of Directors. In that event, within 90 days following certification of the voting results on the election, the Governance and Nominating Committee will determine whether to recommend acceptance of the director’s resignation and will submit such recommendation for prompt consideration by the Board, and the Board will act on the Governance and Nominating Committee’s recommendation not later than its next regularly scheduled meeting following receipt of such recommendation. The Governance and Nominating Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation. The Company will promptly disclose the Board’s decision-making process and decision regarding whether to accept the director’s resignation offer in a Current Report on Form 8-K furnished to the Securities and Exchange Commission. The director in question generally will not participate in the Governance and Nominating Committee’s or the Board’s considerations of the appropriateness of his or her continued service, but may otherwise remain active and engaged in all other Board-related activities, deliberations and decisions while consideration of the director’s resignation is ongoing. The Majority Voting Policy will not apply at the 2017 annual meeting because the election is being contested.

Class II Nominee For Term Expiring In 2020

David Domzalski is an accomplished healthcare and pharmaceutical executive with strategic and operational experience across key functional disciplines, including commercial operations, clinical development, manufacturing and product development, corporate financing, and business development.  He has extensive experience in building and restructuring commercial organizations.  He has a record of achievement in new product launches and life-cycle management across multiple therapeutic classes.  He has been successful in forming external partnerships and strategic alliances.  Mr. Domzalski has more than 20 years of industry experience.

Mr. Domzalski, age 50, currently serves as President of the U.S. subsidiary of Foamix Pharmaceuticals Inc., a position he has held since April 2014.   Prior to his tenure at Foamix, Mr. Domzalski was Vice President of Sales & Marketing at Leo Pharma, Inc. from 2009 to July 2013 where he led the efforts to design and build-out the U.S. commercial operations, overseeing approximately 200 employees across multiple functional areas, and successfully managing the turnaround of its psoriasis drug Taclonex® from a 2-year prescription decline to a 26% increase in prescription growth within the first year of re-launch. He was responsible for the strategic re-launch of Taclonex® Topical Suspension, which resulted in Taclonex® being reestablished as the number one brand in the category.  Mr. Domzalski was the Senior Vice President and General Manager of the Women’s Health & Urology division of Azur Pharma from 2008 to 2009, where he had full profit and loss responsibility for a start-up business unit.  From 2003 to 2008, he served as the Vice President of Sales & Marketing for Warner Chilcott, where he directed all commercial efforts for in-line brands focused on therapeutic areas of dermatology, women’s health and urology.  His achievements at Warner Chilcott included the launch of four products within a twelve month period, including Taclonex® for psoriasis, Doryx® Tablets for acne and Loestrin 24® for women’s health. He led the structural design, development and growth of the commercial team at Warner Chilcott from 150 to 500 employees.  Earlier in his career, Mr. Domzalski, held senior sales and marketing positions at Sanofi-Synthelabo, Pharmacia, Dendrite International and Parke-Davis.  Mr. Domzalski was nominated due to his extensive experience in building commercial organizations and launching products, which the Board believes will be helpful to the Company as it commercializes Triferic® globally.

THE BOARD RECOMMENDS THE FOREGOING NOMINEE FOR ELECTION AS A DIRECTOR AND URGES EACH SHAREHOLDER TO VOTE “FOR” SUCH NOMINEE ON THE ENCLOSED WHITE PROXY CARD.

Other Information Relating to Directors

Class I Directors

Ronald D. Boyd, age 54, has been a director since March 2000. Mr. Boyd has over 27 years of experience in the dialysis industry, including the ownership and operation of dialysis clinics and a dialysis products distribution company as well as experience in dialysis product design, product development, regulatory approval and marketing. He has also been a private investor for many years. He currently is an owner and managing partner of Southeast Acute Services, LLC and Southern Renal Administrations, LLC, which is primarily in the business of acute dialysis services, since 2001. He was a founder and Managing Partner of East Georgia Regional Dialysis Center, an outpatient, freestanding dialysis center located in southern Georgia from 2001 until 2005. He was a founder of Diatek, Inc. in 2001 where he developed, designed and holds the patent to the Cannon Cath., the first “retrograde” dual lumen dialysis catheter in the market. The company has since been sold. He was a founder and co-owner of Classic Medical, Inc., a dialysis and medical products company, and served as the Executive Vice President of Classic Medical, Inc. from its inception in November 1993 until April 2007 when he sold his interest in that company. From May 1993 to November 1993, Mr. Boyd served as a consultant for Dial Medical of Florida, Inc., a manufacturer and distributor of dialysis products. From 1990 to 1993, Mr. Boyd served as a Regional Sales Manager for Future Tech, Inc., a dialysis products distributor. With his extensive experience in the dialysis industry, Mr. Boyd brings to the Board entrepreneurial experience and expertise in marketing, product development and strategy. Mr. Boyd’s term as a director will expire at the 2019 annual meeting of shareholders and upon the election and qualification of his successor.

Dr. Robin L. Smith, age 52, has been a director since June 2016.  Dr. Smith currently serves as the president and chairman of the board of The Stem for Life Foundation.  From June 2006 to December 2014, Dr. Smith, served as Chief Executive Officer of Caladrius Biosciences, Inc. (formerly NeoStem, Inc.). She also served as Chairman of the Board of Caladrius Biosciences, Inc. during that tenure and until December 2015. During her tenure at Caladrius, she pioneered the company’s innovative business model, combining proprietary cell therapy development with a successful contract development and manufacturing organization, while leading the company’s successful capital raising and acquisition efforts.  Dr. Smith’s previous work experience includes serving as President and Chief Executive Officer of IP2M, a multi-platform media company specializing in healthcare, from 2000 to 2003.  She also previously held the position of Executive Vice President and Chief Medical Officer for HealthHelp, Inc., a national radiology management company, from 1998 to 2000.  Dr. Smith earned her M.D. from Yale University and her M.B.A. from the Wharton School of Business.  She currently serves as chairman of the board of directors of MYnd Analytics, Inc. and serves on the board of directors of other privately owned biotech companies, hospitals and foundations. She previously served on the board of directors of Miragen Therapeutics, Inc. (formerly Signal Genetics, Inc.).  Dr. Smith was added to the Company’s board due to her entrepreneurial skills and her extensive experience serving in executive and board level capacities for various medical enterprises and healthcare-based entities.  Dr. Smith’s term as a director will expire at the 2019 annual meeting of shareholders and upon the election and qualification of her successor.

Class III Directors

Robert L. Chioini, age 52, is a founder of the Company, has served as our Chairman of the Board since March 2000, has served as our President and Chief Executive Officer since February 1997, has been one of our directors since our formation in October 1996 and served as President of the Company’s predecessor, which he founded in January 1995. Mr. Chioini has over 20 years of operational and sales experience in the dialysis industry. Mr. Chioini, as our current Chief Executive Officer, brings to the Board extensive knowledge regarding the Company, the dialysis industry, product development, sales, marketing, operations and the current environment in which we operate, allowing him to provide critical insight into overall strategic planning, sales and marketing strategy and operational requirements. In that position, he is also able to promote the flow of information between the Board and management and provide management’s perspective on issues facing the Board. Mr. Chioini’s term as a director will expire at the 2018 annual meeting of shareholders and upon the election and qualification of his successor.

Patrick J. Bagley, age 52, has been a director since July 2005 and our Lead Independent Director since March 2017. Mr. Bagley is Senior Partner of the law firm Bagley and Langan, P.L.L.C. and has been a practicing attorney since 1995, with a focus on general legal matters and litigation. Since 1987, Mr. Bagley has also been a licensed insurance agent licensed and certified in property and casualty insurance as well as life, accident and health insurance. Mr. Bagley has started and managed numerous businesses, including three different national franchises of retail service businesses. In addition, since 1988, Mr. Bagley has been a licensed real estate agent, real estate developer and real estate investor. Mr. Bagley brings strong risk management skills, substantial entrepreneurial experience and keen analytical abilities to the Board. His background as a lawyer provides a valuable perspective to the Board on legal, litigation and risk management matters. Mr. Bagley’s term as a director will expire at the 2018 annual meeting of shareholders and upon the election and qualification of his successor.

Background of Consent Solicitation

On March 1, 2017, the Company received notice from Mark H. Ravich and, on March 2, 2017, Mr. Ravich and others filed a Schedule 14A, in each case stating Mr. Ravich’s intent to nominate each of David S. Richmond and Mark H. Ravich at the 2017 annual meeting for election to the Board of Directors.  The other participants with Mr. Ravich are Richmond Brothers, Inc. (“Richmond Brothers”), Norman J. Ravich Irrevocable Trust, Norman and Sally Ravich Family Trust, Alexander Coleman Ravich 1991 Irrevocable Trust, Alyssa Danielle Ravich 1991 Irrevocable Trust, RBI Private Investment I, LLC, RBI Private Investment II, LLC, RBI PI Manager, LLC, Richmond Brothers 401(k) Profit Sharing Plan, David S. Richmond and Matthew J. Curfman (collectively, the “Richmond Brothers Group”).  The Richmond Brothers Group has indicated that it will withdraw one of its nominees if only one Board position is up for election, as is the case.

Beginning in February 2016, Mr. Richmond, Matthew J. Curfman, Richmond Brothers, RBI Private Investment I, LLC, RBI PI Manager, LLC and Richmond Brothers 401(k) Profit Sharing Plan; Mark H. Ravich, Norman J. Ravich Irrevocable Trust, Norman and Sally Ravich Family Trust, Alexander Coleman Ravich 1991 Irrevocable Trust and Alyssa Danielle Ravich 1991 Irrevocable Trust; Jay F. Joliat; and two other shareholders began communicating collectively with the Company.  Specifically, on February 4, 2016, the above-referenced persons (collectively, the “Shareholder Group”) sent an email communication to Robert Chioini, our Chairman and Chief Executive Officer, outlining concerns and recommendations and demands regarding the Company.

Thereafter, on February 22, 2016, the Shareholder Group sent another email communication to Mr. Chioini reiterating their concerns and demands regarding the Company.

Despite having received a lengthy email from Mr. Chioini addressing the “concerns” they had raised, on February 25, 2016, the Shareholder Group sent yet another email communication to Mr. Chioini to request a group call.

On March 4, 2016, the Shareholder Group sent another email communication to Mr. Chioini detailing their concerns and demands and requesting a conference call.

On March 14, 2016, Mr. Richmond sent an email communication to the Company in response to Mr. Chioini’s offer to meet with him individually.  The offer to meet individually with Mr. Richmond was based on Mr. Chioini advising Mr. Richmond that Mr. Chioini had met individually in the recent past with other members of the Shareholder Group.

On March 16, 2016, Mr. Richmond sent another email communication to Mr. Chioini, in response to Mr. Chioini renewing his offer to meet with Mr. Richmond individually.

Thereafter, on or about March 24, 2016, Mr. Chioini met with Mr. Richmond for approximately two hours at the Company’s headquarters.

On April 1, 2016, Mr. Richmond sent another email communication to Mr. Chioini stating that the Shareholder Group desired to have a Board seat and would submit two to four names for the Company’s consideration.

Mr. Chioini responded to the Shareholder Group indicating that the Company would consider any Board candidates they proposed. In response to Mr. Chioini’s offer, Mr. Richmond sent another email communication dated April 5, 2016, reiterating his demand for a Board seat.

Thereafter, on April 9, 2016, Mr. Richmond sent an email communication to Mr. Chioini again stating his demand for a Board seat.

On April 28, 2016, Mr. Richmond sent an email communication to Mr. Chioini renewing his demand for a Board seat.  Mr. Chioini responded to the email by stating that the Company would review and consider the candidates proposed by the Shareholder Group.

On May 6, 2016, Richmond Brothers filed an amended Schedule 13G disclosing its holdings of the Company’s common stock and containing a certification that, “to the best of [its] knowledge and belief, the securities [disclosed as beneficially owned] were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.” This certification was made even though the Shareholder Group had engaged in the communications outlined above, and Richmond Brothers was part of those communications.

Prior to the communications from the Shareholder Group, the Company’s Board of Directors had requested its consultant, Life Sci Advisors, to identify potential director candidates in the life science field who could be complementary to the current Board composition in terms of skill sets, experience and diversity.  Several candidates were discussed with members of the Board.  The Board reviewed their background and experience with the intent to expand the Board with directors having complementary skill sets and experience in publicly traded life science companies. Ultimately, in June 2016, the Board approved the appointment of a highly qualified new director for the Board, Dr. Robin L. Smith, M.D.

In the fall of 2016, Mr. Richmond renewed his communications with the Company. On September 19, 2016,

Mr. Richmond emailed Mr. Chioini requesting another meeting.

On September 22, 2016, Mr. Richmond sent another email communication to Mr. Chioini complaining that he had not yet responded to the request for a joint meeting with Mr. Richmond and Mr. Ravich.

On October 3, 2016, Mr. Chioini responded to both of the recent email communications from Messrs. Richmond and Ravich.  After advising them that he had been traveling and had extremely limited time to respond to their request, Mr. Chioini indicated that, given that he had met with them recently to address their purported concerns, and given the important priorities facing the Company, a further meeting was not appropriate at that time.  Nonetheless, Mr. Chioini invited Messrs. Richmond and Ravich to communicate any additional concerns in writing so that he could consider a response.

Within a few hours of Mr. Chioini’s communication, Mr. Richmond responded with another email communication setting forth his concerns regarding Board representation.

On October 7, 2016, Richmond Brothers filed an amended Schedule 13G regarding its holdings of the Company’s common stock, again certifying that, “to the best of [its] knowledge and belief, the securities [disclosed as beneficially owned] were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.” This certification was made even though the Shareholder Group had engaged in the communications outlined above, and Richmond Brothers was part of those communications.

On February 20, 2017, the Richmond Brothers Group filed a Schedule 13D with the SEC disclosing its combined holdings and certain related information.

On March 1, 2017, Mr. Ravich delivered to the Company a Notice of Shareholder Nominations of Individuals for Election as Directors at the 2017 Annual Meeting of Shareholders of Rockwell Medical, Inc. (the “Notice”).  In the Notice, Mr. Ravich notified the Company that he was purporting to nominate himself and Mr. Richmond for election to the Company’s Board at the 2017 annual meeting.

Thereafter, on March 2, 2017, the Richmond Brothers Group filed with the SEC an amended Schedule 13D disclosing that they had delivered the Notice to the Company.

On March 8, 2017, the Company filed suit in the Eastern District of Michigan against Mr. Richmond, Mr. Ravich and the other members of the Shareholder Group, alleging violations of the Securities Exchange Act of 1934, and the rules promulgated thereunder.

On March 9, 2017, March 16, 2017, and March 22, 2017, the Richmond Brothers Group filed press releases regarding the lawsuit, on Schedule 14A. On March 17, 2017, the Richmond Brothers Group filed an amended Schedule 13D attaching the lawsuit complaint as an exhibit. On March 23, 2017, the Richmond Brothers Group filed an amended Schedule 13D disclosing, among other things, that RBI Private Investment II, LLC was added as a member of the Richmond Brothers Group.

Independence

Based on the absence of any material relationship between them and us, other than in their capacities as directors and shareholders, the Board of Directors has determined that each of Messrs. Bagley, Boyd, Holt and Domzalski and Dr. Smith are independent as independence is defined in the applicable Nasdaq Stock Market and SEC rules. In March 2017, Mr. Bagley was chosen by the independent directors to serve as the Lead Independent Director.

Executive Officers

The executive officers of the Company are elected or appointed annually and serve as executive officers of the Company at the pleasure of the Board of Directors. The Company’s current executive officers are described below.

Robert L. Chioini’s business experience is described above under “Other Information Relating to Directors - Class III Directors.”

Thomas E. Klema, CPA/MBA, age 63, has served as the Company’s Vice President, Chief Financial Officer, Treasurer and Secretary since January 1999. Prior to joining the Company, Mr. Klema was employed as Vice President of Finance and Administration at a specialty products division of Whistler Corporation from 1997 to 1998 and, from 1980 to 1996, held several management positions in the areas of finance, accounting, human resources, business planning, customer service and operations, including from 1993 to 1996 as a vice president, at Diversey Corporation, a subsidiary of the Molson Companies, Ltd., until it was acquired by Unilever. Prior to 1980, Mr. Klema was employed as a certified public accountant. Mr. Klema holds both an MBA in finance and a BA in accounting from Michigan State University.

Ajay Gupta M.D., age 59, joined the Company as Chief Scientific Officer in June 2009. Before joining the Company, Dr. Gupta spent the prior seven years as an Associate Professor of Medicine at UCLA and Charles Drew University Schools of Medicine, Los Angeles, CA, where he had an active nephrology practice. Prior to that, Dr. Gupta served on the faculties of Henry Ford Hospital, Detroit, MI, University of Alabama, Birmingham, State University of New York, Syracuse and Washington University, St. Louis. Dr. Gupta also completed a clinical fellowship in Nephrology from Wayne State University, Detroit, Michigan and a research fellowship in Nephrology from Washington University, St. Louis, Missouri. Dr. Gupta, who is the Founder and Chairman of the Indian Society for Bone and Mineral Research, earned his MBBS degree and completed his residency in Internal Medicine from All India Institute of Medical Sciences, New Delhi. Dr. Gupta is the inventor of Triferic® (Ferric Pyrophosphate Citrate), our FDA-approved iron maintenance therapy drug for dialysis patients.  He has filed a number of patents in the areas of drugs, medical devices and diagnostic tests.

Raymond D. Pratt M.D., age 66, joined the Company in April 2012 as its Chief Medical Officer. Prior to joining the Company, Dr. Pratt worked at Shire PLLC from 2003 to 2010 as Vice President Research and Development and as the scientific leader in its Emerging Business Unit and Renal Business Unit. Previous roles at Shire included Vice President Global Clinical Medicine and Global Clinical Affairs and head of US Clinical Development. Dr. Pratt served in a consulting role at Quintiles, a global biopharmaceutical services company, as a vice president of strategic drug development innovation from August 2011 until joining the Company, and as an industry consultant during 2011 after leaving Shire. Prior to working at Shire, he was Senior Director, Clinical Research and Development at Eisai Medical Research from 1994 to 2003, where he was head of Central Nervous System and Internal Medicine clinical development. Dr. Pratt is a graduate of the University of Illinois College of Medicine and completed his nephrology fellowship at the Walter Reed Army Medical Center where he practiced nephrology and  served as the Assistant Chief of Nephrology Services and Director of Dialysis Services from 1983 to 1985.  Dr. Pratt was the recipient of a physician scientist training grant at Johns Hopkins School of Medicine and the recipient of a James Shannon New Investigator award from the NIH.  He served as an Assistant Professor in the John Hopkins Department of Medicine and Nephrology from 1989 to 1993.

Meetings and Committees of the Board of Directors

During 2016, the Board of Directors held three meetings. Each director attended 100% of the total number of meetings of the Board and committees of which he or she was a member in 2016. We encourage all of our directors to attend the annual meeting of shareholders, if possible, but have no formal policy on such attendance. One director attended the 2016 annual meeting. In addition to formal Board meetings, the Board members have frequent informal discussions and conferences with management throughout the year.

Audit Committee

We have an Audit Committee comprised of Messrs. Holt, Bagley and Boyd. The Board has determined that Kenneth L. Holt, who is the Chairman of the Audit Committee, is an “audit committee financial expert,” as defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is independent as independence for audit committee members is defined in applicable Nasdaq Stock Market and SEC rules. During 2016, the Audit Committee held four meetings. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.rockwellmed.com. Pursuant to its charter, the purpose of the Audit Committee is to assist the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The functions of the Audit Committee include, among other things, (1) monitoring the adequacy of the Company’s internal controls; (2) engaging and overseeing the work of the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, including the conduct of the annual audit and overseeing the independence of such firm; (3) overseeing our independent accountants’ relationship with the Company; (4) reviewing the audited financial statements and the matters required to be discussed by Auditing Standard No. 1301 with management and the independent accountants, including their judgments about the quality of our accounting principles, applications and practices; (5) recommending to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K; (6) reviewing with management and the independent accountants the quarterly financial information before we file our Forms 10-Q; (7) reviewing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; (8) reviewing related party transactions required to be disclosed in our proxy statement for potential conflict of interest situations and, where appropriate, approving such transactions; and (9) monitoring with management the status of pending litigation.

Audit Committee Report

Our Audit Committee has:

•                  Reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2016 with management;

•                  Discussed with our independent accountants the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board;

•                  Received the written disclosures and the letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence; and

•                  Discussed with our independent accountants the independent accountants’ independence.

Based on the review and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the SEC.

Management is responsible for our financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent accountants included in their report on our financial statements.

By the Audit Committee:

Kenneth L. Holt

Patrick J. Bagley

Ronald D. Boyd

Compensation Committee

We have a Compensation Committee composed of Messrs. Boyd (chairman), Holt and Bagley. The Compensation Committee has a written charter setting forth the responsibilities of the Committee, a copy of which is posted on our website at www.rockwellmed.com. The charter provides that the Compensation Committee will oversee, review and approve all compensation and benefits for executive officers and make recommendations to the Board for director compensation. The Compensation Committee is also responsible for administering the stock compensation program, overseeing the development of our compensation and employee benefit plans and discharging its responsibilities under such plans, reporting to the Board on compensation policies, programs and plans, and approving other employee compensation and benefit programs where Board action is necessary or appropriate. The Compensation Committee held two meetings in 2016. Except to the extent prohibited by Nasdaq Stock Market rules and state law, the Compensation Committee may delegate its authority to subcommittees when it deems appropriate and in the best interests of the Company.

Governance and Nominating Committee

The Board formed the Governance and Nominating Committee in March 2017. The current members of the committee are Messrs. Bagley and Holt and Dr. Smith, with Mr. Bagley serving as Chair. The Governance and Nominating Committee has

a written charter setting forth the responsibilities of the Committee, a copy of which is posted on our website at www.rockwellmed.com. The charter provides that the Governance and Nominating Committee is generally responsible for (1) oversight of the corporate governance of the Company; (2) recommending appropriate corporate governance practices; (3) identifying individuals qualified to become directors and selecting, or recommending that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders; (4) oversight and review of potential risks and risk mitigation strategies; and (5) recommending appropriate risk mitigation strategies. In identifying candidates for director, the Governance and Nominating Committee will consider suggestions from incumbent directors, management or others, including shareholders. The Committee may retain the services of a consultant from time to time to identify qualified candidates for director. The Committee reviews all candidates in the same manner without regard to who suggested the candidate.

In selecting candidates, the Committee will consider all factors it believes appropriate, which may include (1) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, technical skill, industry knowledge and experience, financial expertise, local or community ties, and (2) individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. Although it has no formal policy with regard to diversity, the charter states that the committee should, with respect to diversity, consider such factors as differences of viewpoint, education, skill and other individual qualities and attributes that contribute to board heterogeneity, including characteristics such as race, gender and national origin.  The Committee is committed to seeking highly qualified candidates inclusive of all national origins, races and genders to include in the pool from which director nominees are chosen.

Until March 2017, our Board of Directors did not have a standing nominating committee or a nominating committee charter. Instead, the full Board of Directors, a majority of the members of which are independent (as defined under applicable Nasdaq Stock Market rules), performed the function of a nominating committee. The entire Board of Directors identified the individuals to become Board members, but the recommendation of a majority of our independent directors (by a vote without the participation of any directors who are not independent) was necessary to nominate directors to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies.

Nominating and Advance Notice Procedures

Nominees for director that are proposed by shareholders must be proposed pursuant to timely notice in writing to our Secretary, at Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393, as provided in our bylaws. The requirements for proposing director candidates, set forth in Section 2.5 of our bylaws, are described below.

Shareholders proposing director nominees for election at the 2018 annual meeting of shareholders must provide written notice of such intention, along with the other information required by Section 2.5 of our bylaws, to our Secretary at our principal executive offices no earlier than the close of business on [   ], 2018 and no later than the close of business on [   ], 2018.  If the 2018 annual meeting date is significantly advanced or delayed from the first anniversary of the date of the 2017 annual meeting, then the notice and information must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the annual meeting. With respect to an election to be held at a special meeting of shareholders, such notice must be given in accordance with the procedures set forth in our bylaws no earlier than the close of business on the 120th day before and not later than the close of business on the 90th day before the date of such special meeting or, if later, the 10th day after the first public disclosure of the date of such special meeting.  Notwithstanding the foregoing, if the number of directors to be elected is increased and there is no public disclosure regarding such increase or naming all of the nominees for director at least 100 days prior to the first anniversary of the prior year’s annual meeting, then shareholder notice with regard to nomination of directors shall be considered timely if received by our Corporate Secretary no later than the tenth day following public disclosure of the increase in the number of directors to be elected. A proponent must also update the information provided in or with the notice at the times specified by our bylaws. Nominees for director pursuant to a notice which is not timely given or does not contain the information required by our bylaws or which is not delivered in compliance with the procedure set forth in our bylaws will not be considered at the shareholders meeting.

Only persons who are shareholders both as of the giving of notice and the date of the shareholders meeting and who are eligible to vote at the shareholders meeting are eligible to nominate directors. The nominating shareholder (or his qualified representative) must attend the shareholders meeting in person and present the proposed nominee in order for the proposed nominee to be considered.

The Board of Directors has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Board of Directors uses a subjective process for identifying and evaluating candidates for nomination as a director, based on the information available to, and the subjective judgments of, the members of the Board of Directors and our then current needs.  The Board does not believe there would be any difference in the manner in which it evaluates candidates based on whether the candidate is recommended by a shareholder.

Board Leadership Structure and Risk Oversight

The Board believes that Mr. Chioini, the Company’s Chief Executive Officer, is best situated to serve as Chairman of the Board because he is ultimately responsible for overseeing the business operation of the Company, identifying Company priorities and opportunities, and executing the Company’s strategic plan. The Board also believes having Mr. Chioini as Chairman better promotes the flow of information between management and the Board than would a chairman who was an outside director.

The small size of the Board promotes a close working relationship among all of the directors and requires all of the independent directors to be closely involved in oversight.  As an additional protection to help ensure independent oversight of management, our independent directors believe it is appropriate to select one independent director to serve as a “Lead Independent Director.”  The Lead Independent Director serves a one-year term, which is renewable.  Our Lead Independent Director is responsible for chairing executive sessions of the Board and consulting with the Chairman and Chief Executive Officer on Board agendas and other Board related topics.  A more detailed description of the roles and responsibilities of our Lead Independent Director is available on our website at website at www.rockwellmed.com. Our current Lead Independent Director is Patrick Bagley, who was selected by our independent directors to serve a one-year term that commenced in March 2017.

The Board believes the combined role of Chairman and Chief Executive Officer, together with a Lead Independent Director, is appropriate and in the best interest of shareholders because it provides the appropriate balance between Company-specific expertise and independent management and risk oversight.

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. While the Board oversees the Company’s risk management and establishes policies, Company management is responsible for day-to-day risk management processes. The Board and its committees administer their risk oversight function through regular, periodic reporting from and discussions with management appropriate to the nature and magnitude of the particular risk. The Audit Committee oversees management of financial risks and risks associated with conflicts of interest. The Compensation Committee oversees management of risks relating to executive compensation plans and arrangements. While each committee is responsible for evaluating certain risks and overseeing management of those risks, the entire Board is regularly informed about those risks. In addition, management’s role is to evaluate and assess business risks and to inform the Board of its evaluation of such business risks periodically.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer or controller. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

•             Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships,

•             Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications we make,

•             Compliance with applicable governmental laws, rules and regulations,

•             The prompt internal reporting of violations of the Code of Business Conduct and Ethics to the appropriate person or persons, and

•             Accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics is posted on our website at www.rockwellmed.com and is an exhibit to our

Annual Report on Form 10-K. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendments to, or a waiver from, a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in the applicable SEC rule by posting such information on our website at www.rockwellmed.com within four business days following the date of the amendment or waiver.

Principles of Corporate Governance

The Board has adopted and annually reviews our Principles of Corporate Governance. These governance principles, along with the charters of the Board’s committees and our Articles of Incorporation and Bylaws, form the framework for the governance of the Company. These principles include principal board responsibilities, our Majority Voting Policy, Clawback Policy, Lead Independent Director Charter, the Board’s policy regarding hedging and pledging, and stock ownership guidelines. The Principles of Corporate Governance, as currently in effect, are available on our website at www.rockwellmed.com through the “Investors” page.

Shareholder Communications with the Board

The Board of Directors has a process for shareholders to send communications to our Board of Directors or Audit Committee, including complaints regarding accounting, internal accounting controls or auditing matters. Communications may be sent to our Board of Directors, our Audit Committee or specific directors by regular mail to the attention of our Board of Directors, our Audit Committee or specific directors, at our principal executive offices at 30142 Wixom Road, Wixom, Michigan 48393. All of these communications will be initially reviewed by our Secretary (1) to filter out communications that the Secretary deems are not appropriate for the directors, such as communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate directors.

Related Party Transactions

Pursuant to its charter, the Audit Committee is charged with monitoring and reviewing transactions and relationships involving independence and potential conflicts of interest with respect to our directors and executive officers. To the extent any such transactions are proposed, they would be subject to approval by the Audit Committee in accordance with applicable law and the Nasdaq Stock Market rules, which require that any such transactions required to be disclosed in our proxy statement be approved by a committee of independent directors of our Board of Directors. In addition, our Code of Business Conduct and Ethics generally requires directors and employees to avoid conflicts of interest. There were no transactions since January 1, 2016, and there is no currently proposed transaction, in which the Company was or is to be a participant, the amount involved exceeded or will exceed $120,000, and in which any director, executive officer, 5% shareholder of the Company or any immediate family member of any of such persons had or will have a direct or indirect material interest, except as described below.

Triferic® License

We are party to a license agreement, dated January 7, 2002, with Charak LLC and its owner, Dr. Ajay Gupta, for our Triferic® product that covers issued patents in the United States, the European Union and Japan, as well as patent and pending patent applications in other foreign jurisdictions. Dr. Gupta joined us as our Chief Scientific Officer in 2009. The license agreement, which was negotiated on an arm’s length basis before Dr. Gupta had any employment relationship with us, continues for the duration of the underlying patents in each country. We are obligated under the license agreement to make certain milestone payments and to pay ongoing royalties upon successful introduction of the product. No royalties were accrued and payable pursuant to the license agreement for 2016. In addition to previous payments made to Dr. Gupta, the milestone payments include a payment in 2016 of $175,000 following issuance of a Medicare reimbursement code covering the product.  There are no further milestone payments to be made under the license agreement.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes our executive compensation philosophy and the pay programs provided to our named executive officers, or NEOs for 2016.  Our NEOs for 2016 were:

•   Robert L. Chioini, our Chairman, President and Chief Executive Officer;

•   Thomas E. Klema, our Secretary, Treasurer and Chief Financial Officer;

•   Dr. Ajay Gupta, our Chief Scientific Officer; and

•   Dr. Raymond D. Pratt, our Chief Medical Officer.

Executive Summary

During 2016, our Compensation Committee, which we also refer to in this section as our Committee, reviewed our executive compensation strategy and determined that, in general, the elements of our compensation program continue to align our executives’ incentives with the Company’s overall strategy and shareholders’ interests in light of the Company’s unique opportunities and challenges as a developing specialty bio-pharmaceutical company.  However, in recognition of the challenges we faced in 2016 and our shareholders’ decision not to approve our proposed 2016 Long-Term Incentive Plan at our 2016 annual meeting, our Committee froze our NEOs’ base salaries and annual bonus targets for 2016 at their 2015 levels and did not grant any equity-based awards to our NEOs during 2016.  Following the end of 2016, our Committee approved bonuses for our NEOs in the amount of 95% of base salary for our Chief Executive Officer and 30% - 40% of base salary for the other executive officers based on the progress made by our NEOs toward our business objectives during 2016.  Our Committee also adopted a number of new compensation governance features beginning in 2017, which are discussed below under the heading “Changes To Our Compensation Program For 2017.”

Changes To Our Compensation Program For 2017

As part of our commitment to monitor and update our pay practices, our Committee has adopted several new executive compensation governance practices for 2017:

•   Management share ownership guidelines, helping to align management incentives and with the long-term interests of our shareholders

•   An anti-pledging policy, ensuring that management’s economic alignment through their ownership of our shares will be maintained

•   An anti-hedging policy, helping to ensure that our executives remain focused on long-term value creation

•   A clawback policy, reducing incentives for excessive risk-taking

•   A cap on potential annual bonus payouts to encourage long-term performance

•   Engagement of an independent compensation consultant to provide outside guidance to our Committee concerning our compensation levels and our compensation program design

In addition to the changes described above, our Committee intends to modify the structure of our annual bonus program for 2017 to make it less discretionary and more transparent.  More details regarding our planned changes to our annual bonus program are below under the heading “Key Elements of Compensation for 2016—Bonuses.”

Our Leading Pay Practices

	WHAT WE DO		WHAT WE DON’T DO
☑	Engage an Independent Compensation Consultant	☒	No Excise Tax Gross-Ups
☑	Maintain Share Ownership Guidelines	☒	No Severance Benefits
☑	Maintain a Compensation Recoupment Policy	☒	No Hedging/Pledging of our Common Stock
☑	Limit Perquisites	☒	No Guaranteed Bonuses or Salary Increases
☑	Prohibit Hedging and Pledging Transactions	☒	No Liberal Definition of Change In Control in proposed 2017 Long Term Incentive Plan
☑	Have Compensation Objectives Promoting Shareholder Value	☒	No Supplemental Employee Retirement Plan (SERP)

Compensation Oversight and Objectives

Our Committee is responsible for establishing and administering the policies governing compensation for our executive officers.  Our Committee’s evaluation of compensation is multi-dimensional as it considers the potential to create and build shareholder value. The Committee factors in a wide range of considerations including the balance of short and long term compensation, the opportunities and progress toward building long term shareholder value, alignment of shareholder and management interests, competitive considerations, performance, retention and progress toward achieving development objectives.

The key objectives established by our Committee for our compensation program are to:

•   Attract and retain superior caliber key executive personnel;

•   Motivate and reward executives who are critical to our success; and

•   Provide a competitive compensation package that aligns the interests of our management with the interests of our shareholders and encourages the creation of shareholder value.

To position the Company for its development as a specialty bio-pharmaceutical company and to meet the foregoing objectives, our Committee provides the executive officers with competitive short term cash compensation in the form of salary and bonus to attract and retain key personnel.  Although we did not make any equity-based awards to our NEOs in 2016, we have historically provided appropriate long-term compensation through equity-based compensation awards intended to align shareholder and management interests to motivate management to optimize shareholder value, and we intend to do so in the future if our shareholders approve a new long-term incentive plan as described below under the heading “Proposal To Approve 2017 Long Term Incentive Plan.”

In setting compensation for our NEOs, our Committee relies on input from our chief executive officer regarding the individual performance of the other NEOs and its own assessment of our chief executive officer’s performance in determining his pay.  Our chief executive officer was not present for the deliberations or voting by the Compensation Committee on the determination of his own compensation.

In addition to considering individual performance, our Committee also takes into account our progress towards achieving company goals and, beginning in 2017, the advice of our independent compensation consultant.  Historically, we have also considered the practices of our peers and market pay practice when setting compensation for our NEOs.  However, we have not historically engaged in benchmarking and, in 2016, because we froze our NEOs’ base salaries and annual bonus targets and did not grant any equity-based awards, our Committee did not consider data relating to peer company or market practices.

Our Committee also considers the most recent advisory shareholder vote on the compensation of our executive officers.  At the time our Committee set 2016 compensation for our NEOs, the most recent advisory shareholder vote was in 2014, when our shareholders strongly supported our executive compensation practices.  We are again seeking shareholder approval of our executive compensation practices at the 2017 annual meeting, and our Committee intends to consider the results of that vote in its future decisions concerning compensation for our executive officers.

Independent Compensation Consultant

Our Committee has engaged Cannae HR Solutions as its compensation consultant to provide information regarding market trends and guidance on our executive pay practices.  In connection with its engagement of Cannae HR Solutions, our Committee considered Cannae HR Solutions’ independence from management under the standards required by the Nasdaq listing rules.  Cannae HR Solutions is directly accountable to our Committee, and currently has no business or personal relationship with any of our executive officers.  Accordingly, our Committee concluded that the engagement did not raise any conflict of interest.

Key Elements of Compensation for 2016

Our compensation package for our NEOs during 2016 consisted of three key elements.  These three elements, and our reasons for paying each, are described in the chart below.

ELEMENT	FORM OF COMPENSATION	PRIMARY OBJECTIVES
Base Salary	Cash	• Help attract and retain executive talent. • Provide stable source of income. • Recognize day-to-day role and scope of responsibility.
Bonus	Cash	• Motivate high performance over the one-year performance period. • Reward individual performance. • Retain key talent.
Other Compensation	Employee benefit plans; perquisites	• Provide competitive compensation at an actual cost to the Company lower than the perceived value to the executives.

In addition to the three elements in the table above, in years prior to 2016 we generally provided appropriate long-term compensation through equity-based compensation awards intended to align shareholder and management interests to motivate management to optimize shareholder value.  We intend to do so again in 2017 and future years if our shareholders approve a new long-term incentive plan as described below under the heading “Proposal To Approve 2017 Long Term Incentive Plan.”

Salaries. Our Committee froze the base salaries for our NEOs in 2016 at their 2015 levels in recognition of the challenges facing our business.  The salaries paid to our NEOs for 2016 are shown below in the “Salary” column of the Summary Compensation Table.

Bonuses. Our Committee believes that annual bonuses are an important tool to encourage our executive team to meet near-term strategic objectives and create value for our shareholders.

For 2016, as in past years, we set a target cash bonus level for each of our NEOs at 100% of base salary, but left the ultimate decision whether to pay bonuses, and the amount of any bonuses, to the discretion of our Committee.  We have historically made annual cash bonuses discretionary to preserve our Committee’s latitude to recognize achievement of business development goals and objectives, exceptional performance and value creation.

Our Committee approved a bonus to Mr. Chioini for 2016 equal to 95% of his base salary in recognition of his leadership in our effort to secure transitional add-on reimbursement for Triferic®, our lead drug, his instrumental role in cultivating customer relationships and preparing the dialysis chains to adopt Triferic®, substantial progress on international licensing of our products, including major license agreements for China and the Middle East and significant progress in clinical development of additional indications for Triferic®. Our Committee also approved bonuses for Mr. Klema and Drs. Gupta and Pratt for 2016 equal to 40%, 30% and 35% of base salary, respectively, reflecting their contributions during 2016 to business development, new product development, building our product supply network, cultivating customer relationships, and preparing the dialysis chains to pilot Triferic®. The bonuses paid to our NEOs with respect to 2016 are shown in the “Bonus” column of the Summary Compensation Table.

Our Committee intends to implement a number of changes to our annual bonus program.  Under the modified program, our Committee will set one or more performance goals at the beginning of the year, and annual bonuses will be contingent on the achievement of such goals by year end. Starting in 2017, our Committee has also approved a cap on annual bonus payouts under the annual bonus program of two times base salary.

Other Compensation.  The other aspects of our compensation program reflect our preference to keep operating expenses to a minimum to conserve cash resources. The Company offers a 401(k) plan for individual retirement savings opportunities available to all of our salaried employees on a non-discriminatory basis.  The plan is non-contributory by the Company and we have no other pension or retirement plan or deferred compensation arrangement for our NEOs. Personal savings and assets realized from long term equity incentives are expected to be the primary sources of assets to fund post retirement income for the management team.

The perquisites we offer our NEOs are modest, as we believe our NEOs are fairly compensated through the other parts of the compensation package. We provide long term disability insurance for the NEOs at a nominal cost. In addition, Mr. Chioini receives a vehicle allowance consistent with our historical practice since the Company’s inception. The Committee believes this element helps to make his compensation package overall more competitive.  The aggregate incremental costs of these benefits, to the extent they exceed $10,000 in the aggregate for each NEO, are included in the “All Other Compensation” column of the Summary Compensation Table.

Share Ownership Guidelines

In early 2017, to further align management and shareholder interests and discourage inappropriate or excessive risk-taking, our Board established formal share ownership guidelines that apply to our management team, including our NEOs.   Under the guidelines, our chief executive officer, other NEOs and any vice presidents will be required to maintain the following ownership levels:

CEO	4x base salary
All other NEOs	2x base salary
Vice Presidents	1x base salary

Each covered executive has the goal of meeting the guidelines by the later of the fifth anniversary of the date the  guidelines became effective or the fifth anniversary of the executive’s first designation as an executive subject to the guidelines.  A covered executive will be deemed to be in compliance with the guidelines if the value of shares held by the executive on any date during the calendar year equals or exceeds the applicable multiple of his or her base salary.  After meeting the ownership guidelines, any subsequent decreases in the market value of shares will not be considered, as long as the executive remains at the same salary and/or title level and holds at least the same number of shares as they did when they met or exceeded the guidelines.

For purposes of the guidelines, the following securities will be counted in determining whether an executive owns the requisite number of shares: shares of common stock purchased by the executive, shares owned jointly with or separately by a member of the executive’s immediate family, shares held indirectly by entities formed for the benefit of the executive or his or her immediate family members or over which the executive has the ability to influence or direct investment decisions, outstanding shares held through the Company’s equity plans (other than performance shares which have not yet vested), shares issuable upon vesting of time-vested restricted share units settleable in common stock, whether vested or unvested, and shares issuable upon exercise of vested stock options assuming a net exercise of such options.

Each of our NEOs was in compliance with the share ownership requirements as of the record date for our 2017 annual meeting, due to owning the required number of shares or having more time to do so before the target date.

Anti-Hedging and Anti-Pledging Policy

Our Board has established an anti-hedging and anti-pledging policy as part of the Principles of Corporate Governance, which as of the effective date, prohibits any of our executive officers from pledging as security shares of our common stock that he or she directly or indirectly owns or from engaging in any short sale or hedging transaction.  This policy does not apply to pledge arrangements entered into prior to the effective date of the policy by a current director or executive officer and in effect on the effective date.  The Board is able to grant an exception  to allow a stock pledge if (a) the arrangement is not a margin loan and the borrower clearly demonstrates the financial capacity to repay the loan without resort to the pledged shares, or (b) withholding taxes have become due in connection with the exercise of a stock option within 90 days of its expiration or in connection with the vesting of an equity award and the Board determines that sales by executive officers at such time would not be in the Company’s or the shareholders’ best interests and use of a cashless methodology involving the use of the Company’s cash resources would not be in the Company’s best interests.

Clawback Policy

The Board has adopted a recoupment policy applicable to our executive officers. Under the policy, in the event of a material restatement of our consolidated financial statements due to material noncompliance with any financial reporting requirement, the Board or our Committee shall, to the extent permitted by law and not impracticable, recoup compensation that is “erroneously awarded” during the three completed years (and any transition period from a change in fiscal year) prior to the date on which the Company determines that its financial statements contain a material error or the date on which the Company is ordered by a court or regulatory body to restate its financial statements.  Erroneously awarded compensation is the amount of incentive based compensation received that exceeds the amount of such compensation that would have been received had it been determined based on the accounting restatement, without regard to taxes paid.  The amount of erroneously awarded incentive compensation based on stock price or total shareholder return will be based on a reasonable estimate of the effect of the restatement on the stock price.

Employment Agreements and Change In Control Arrangements

Each of our NEOs is employed at will, and we have no employment, termination, severance or change in control agreements or arrangements with our NEOs at this time. We believe the equity-based awards held by the NEOs, which will vest upon a change in control, provide sufficient incentive for our executives to remain engaged should the Company in the event of a potential change in control.  Our Committee may determine in the future that it is appropriate to enter into such agreements with the NEOs.  The value of the accelerated vesting of equity awards for each of our NEOs upon a change in control is presented in the “Potential Payments upon Change In Control as of 2016 Fiscal Year End” table below.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts the deductibility of executive compensation paid to our chief executive officer and certain other executive officers at the end of any fiscal year to not more than $1 million in annual compensation (including gains from the exercise of certain stock option grants). Qualifying performance-based compensation, including gains from certain option exercises, is exempt from this limitation if it complies with the various conditions described in Section 162(m) and the accompanying regulations.

Our compensation program has resulted in the past, and may result in the future, in payments and awards that are subject to these restrictions on deductibility, but we do not believe the effect of these restrictions on us is material in view of our substantial net operating loss carryforwards.  Our Committee may continue to deem it appropriate to exceed the individual limitation on deductibility or to make equity-based awards that will not otherwise be exempt from the limitation on deductibility to ensure that executive officers are compensated in a manner that is consistent with our best interests, the best interests of our shareholders and our executive compensation philosophy and objectives, and reserves the authority to approve non-deductible compensation in appropriate circumstances.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the Committee’s review of, and the discussions with management with respect to, the Compensation Discussion and Analysis, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

By the Compensation Committee:

Ronald D. Boyd

Patrick J. Bagley

Kenneth L. Holt

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by our NEOs during each of the last three years.

Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus($)(a)	Stock Awards($)(b)	Option Awards($)(c)	All Other Compensation($)(d)	Total($)
Robert L. Chioini	2016	847,584	805,205	—	—	23,759	1,676,548
Chairman and	2015	847,584	805,205	2,674,750	3,504,628	22,566	7,854,733
Chief Executive Officer	2014	706,320	635,688	2,786,000	4,363,500	20,131	8,511,639

Thomas E. Klema	2016	416,988	166,795	—	—	—	583,783
Secretary, Treasurer and	2015	416,988	166,795	1,234,500	972,252	—	2,790,535
Chief Financial Officer	2014	386,100	115,830	1,328,600	1,427,676	—	3,258,206

Dr. Ajay Gupta	2016	486,938	146,081	—	—	—	633,019
Chief Scientific Officer	2015	486,938	146,081	1,357,950	972,252	—	2,963,221
	2014	450,868	135,260	1,423,500	1,228,925	—	3,238,553

Dr. Raymond D. Pratt	2016	442,648	154,927	—	—	—	597,575
Chief Medical Officer	2015	442,648	154,927	1,357,950	972,252	—	2,927,777
	2014	409,860	131,155	1,423,500	1,228,925	—	3,193,440

(a)    These bonus amounts were approved by our Committee following the year end, but constitute compensation earned for services rendered in the year shown.

(b)    The amounts reported in this column represent grant date fair values of restricted stock awards computed in accordance with FASB ASC Topic 718. These restricted stock awards were valued at the closing market price on the date of grant, or $8.23 per share for the October 2015 grant, $8.88 per share for the October 2014 grant and $10.10 per share for the January 2014 grant. No stock awards were made to our NEOs during 2016.

(c)     The amounts reported in this column represent grant date fair values of stock option grants made during 2015 and 2014 determined using the Black Scholes option pricing model, excluding any forfeiture reserves, in accordance with FASB ASC Topic 718. The assumptions used to determine fair value are set forth in the table below:

Year	Dividend Yield	Risk Free Rate	Volatility	Expected Life
2015	0.0%	1.5%	59%	6 years
2014	0.0%	1.9%	69%	6 years

(d)    For Mr. Chioini, the amounts reported reflect payments made by the Company under its lease car program of $19,976, $18,439 and $16,004, and premiums for long-term disability insurance of $3,783, $4,127 and $4,127 in 2016, 2015 and 2014, respectively. The incremental cost to the Company of perquisites provided to the other NEOs did not exceed $10,000 and, therefore, has been excluded pursuant to applicable SEC rules.

Grants of Plan-Based Awards In 2016

None of our NEOs received non-equity incentive or equity-based awards during 2016.

Outstanding Equity Awards At 2016 Fiscal Year-End

The following table shows certain information regarding outstanding equity awards at December 31, 2016 for the NEOs.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)(c)	Market Value of Shares That Have Not Vested ($)(b)
Robert Chioini	250,000		6.50	12/17/2017
	75,000		6.50	4/3/2018
	175,000		3.09	11/19/2018
	225,000		6.74	6/18/2019
	150,000		7.13	1/15/2020
	100,000		5.8618	8/13/2020
	250,000		8.47	1/11/2021
	225,000		10.04	1/5/2022
	25,000		8.73	6/4/2022
	250,000		6.12	1/31/2023
	166,666	83,334	10.10	1/13/2024
	333,333	166,667	8.88	10/1/2024
	258,332	516,668	8.23	10/2/2025
					325,000	2,128,750

Thomas Klema	87,500		6.50	12/17/2017
	40,000		3.09	11/19/2018
	62,500		6.74	6/18/2019
	30,000		7.13	1/15/2020
	30,000		5.8618	8/13/2020
	66,667		8.47	1/11/2021
	62,500		10.04	1/5/2022
	20,834		8.73	6/4/2022
	100,000		6.12	1/31/2023
	80,000	40,000	10.10	1/13/2024
	80,000	40,000	8.88	10/1/2024
	71,667	143,333	8.23	10/2/2025
					150,000	982,500

Ajay Gupta	187,000		6.74	6/18/2019
	60,000		7.13	1/15/2020
	75,000		5.8618	8/13/2020
	150,000		8.47	1/11/2021
	125,000		10.04	1/5/2022
	25,000		8.73	6/4/2022
	150,000		6.12	1/31/2023
	100,000	50,000	10.10	1/13/2024
	33,333	16,667	8.88	10/1/2024
	71,667	143,333	8.23	10/2/2025
					165,000	1,080,750

Raymond Pratt	150,000		8.93	5/1/2022
	150,000		6.12	1/31/2023
	100,000	50,000	10.10	1/13/2024
	33,333	16,667	8.88	10/1/2024
	71,667	143,333	8.23	10/2/2025
					165,000	1,080,750

(a)    Unvested options vest in three equal annual installments beginning one year after the grant date or immediately upon death, disability or a change in control.

(b)    Value was determined by multiplying the number of shares that have not vested by the closing price of our common shares as of December 31, 2016 ($6.55).

(c)     Restricted shares vest on May 10, 2017 or immediately upon a change in control.

Option Exercises and Stock Vested During 2016

No options were exercised by the NEOs and no restricted stock held by NEOs became vested during 2016.

Payments Upon Termination or Change in Control

None of our NEOs has an employment contract or severance agreement in place that provides for special benefits upon retirement, resignation, or any other termination of employment.  The only benefits that our executives would receive upon termination of employment are those provided to all salaried employees on a nondiscriminatory basis and accelerated vesting of options granted pursuant to our 2007 Long-Term Incentive Plan, or 2007 LTIP, if the NEO’s termination is due to death or permanent disability.

In the event of a change in control, all unvested options granted pursuant to the 2007 LTIP become fully exercisable and all restricted stock awards will be deemed fully vested.  We do not provide any additional benefits to our executives in the event of a change in control.  A “change in control” is generally defined in the 2007 LTIP as any of the following events:

•   If the Company consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger;

•   If the Company permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the common shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;

•   If the Company dissolves or liquidates;

•   If the Company effects a share exchange, capital reorganization or reclassification in such a way that holders of common shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the common shares;

•   If any one person, or more than one person acting as a group, acquires ownership of common shares possessing 35% or more of the total voting power of the common shares;

•   If a majority of members on the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

•   If there is a change in the ownership of a substantial portion of the Company’s assets, which shall occur on the date that any one person, or more than one person acting as a group acquires assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

The table below shows the value of the unvested equity awards that would have become vested for each NEO upon a change in control or the options that would become exercisable upon the NEO’s death or disability, assuming the relevant event took place on December 31, 2016.  Such values are based on the closing price of our stock on December 30, 2016, the last trading day of the year ($6.55 per share).  Specifically, the value of restricted stock is calculated by multiplying such closing price by the number of unvested shares held by the NEO at year end, and the value of options is calculated by multiplying the spread between the closing market price on December 30, 2016 and the exercise price times the number of shares with respect to which the options would have become exercisable.

Potential Payments Upon Death, Disability or Change in Control as of 2016 Fiscal Year-End
Name	Benefit	Change in Control ($)	Death or Disability ($)
	Value of accelerated stock options	0	0
Robert Chioini	Value of accelerated restricted stock	2,128,750	0
	Total:	2,128,750	0
	Value of accelerated stock options	0	0
Thomas Klema	Value of accelerated restricted stock	982,500	0
	Total:	982,500	0
	Value of accelerated stock options	0	0
Ajay Gupta	Value of accelerated restricted stock	1,080,750	0
	Total:	1,080,750	0
	Value of accelerated stock options	0	0
Raymond Pratt	Value of accelerated restricted stock	1,080,750	0
	Total:	1,080,750	0

Director Compensation

In 2016, the Compensation Committee modified the standard director compensation plan to reflect a combination of director fees and equity compensation.  The Committee modified its strategy following a review of director compensation and determined that it should include a cash component in the form of director fees and equity awards with an overall compensation target.  No fees are paid for attendance at any Board or committee meetings, but the non-employee directors are reimbursed for their expenses incurred in attending Board and committee meetings in accordance with Company policy.  Directors who are employed by the Company do not receive separate compensation for their service as a director.

Due to the small number of shares remaining available under the 2007 LTIP and the failure of the proposed 2016 Long Term Incentive Plan to be approved by the shareholders, we did not award any equity compensation to our directors during 2016 other than 25,000 options awarded to Dr. Smith following her appointment to the Board.

2016 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (a)	Total ($)
Patrick J. Bagley	60,000	—	60,000
Ronald D. Boyd	60,000	—	60,000
Kenneth L. Holt	60,000	—	60,000
Robin L. Smith	25,000	96,595	121,595

(a)    The amount in the table represents the grant date fair value of such grant determined in accordance with FASB ASC Topic 718 using the Black Scholes option pricing model, excluding any forfeiture reserves. We assumed a dividend yield of 0.0%, risk free interest rate of 1.3%, volatility of 65% and expected lives of 6 years. The following table shows the number of unexercised options and the number of shares of unvested restricted stock held by each of the non-employee directors at December 31, 2016.

Name	Options Held	Restricted Stock Held
Patrick Bagley	355,000	15,000
Ronald Boyd	280,000	15,000
Kenneth Holt	330,000	15,000
Robin Smith	25,000	—

We have stock ownership guidelines that apply to our non-employee directors. Under these guidelines, directors must meet the applicable stock ownership guidelines of the Company by the later of the fifth anniversary of when they joined the Board or the fifth anniversary of when the guidelines were adopted. The guidelines require ownership of shares of our common stock valued at one times their annual director compensation. Shares are counted toward the guideline in the same manner as described under “Compensation Discussion and Analysis — Share Ownership Guidelines.”

NON-BINDING PROPOSAL TO APPROVE EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act and related rules of the SEC, we are providing shareholders with an opportunity to vote on an advisory or non-binding resolution to approve the compensation of our NEOs as described in this proxy statement (sometimes referred to as “say on pay”). Consistent with the advisory vote of the shareholders in 2011, the Board has determined that the opportunity for such a vote will occur at every third annual meeting of shareholders.

The Compensation Committee, comprised solely of independent directors, is responsible for our compensation policies and practices and has established a process for the review and approval of compensation programs and amounts awarded to our executive officers without encouraging excessive risk-taking. One of the key principles underlying our Compensation Committee’s compensation philosophy is pay for performance. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term shareholders. We urge you to read the section of this proxy statement entitled “Compensation of Executive Officers and Directors” for a detailed discussion of our executive compensation practices and philosophy.

The Compensation Committee believes that the policies and procedures described in that section are effective in implementing our compensation philosophy. Therefore, we ask that you indicate your support for our executive compensation policies and practices as described in the Company’s Compensation Discussion and Analysis, accompanying tables and related narrative contained in this proxy statement by voting FOR the following resolution:

Resolved, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s NEOs as disclosed in “Compensation of Executive Officers and Directors,” including the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this proxy statement.

Your vote is advisory and so will not be binding on the Board. However, the Board and the Compensation Committee value the opinion of shareholders and expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of a negative vote.

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON

EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act and related rules of the SEC, shareholders of the Company also have the opportunity every six years to advise the Compensation Committee and the Board of Directors regarding how frequently to conduct the advisory vote on executive compensation, commonly known as “Say on Pay.” Shareholders may indicate their preference on whether the advisory vote on executive compensation should be held every one, two or three years, or may abstain. The Company currently provides shareholders an opportunity for a “Say on Pay” voted every three years. Although the Board continues to recommend that shareholders choose to hold the “Say on Pay” vote every three years, the WHITE proxy card will include all four of these choices and shareholders will not be voting to approve or disapprove the Board’s recommendation.

After careful consideration of the frequency alternatives, the Board continues to believe that conducting the advisory vote on executive compensation every three years is appropriate. The Board believes that holding this vote every three years will be the most effective timeframe because it will provide our Board of Directors and Compensation Committee with sufficient time to engage with our shareholders following each such vote, to understand any concerns our shareholders may have regarding our compensation policies and practices, and to implement any changes the Board deems appropriate in response to the vote results. In addition, one aspect of our executive compensation philosophy is the alignment of our executive officers’ long-term interests with those of our shareholders, and a vote every three years will provide shareholders with additional time to evaluate the effectiveness of our executive compensation philosophy as it relates to our performance.

Although this advisory vote on the frequency of the “Say on Pay” vote is nonbinding, the Board will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.  The next “Say on Pay” advisory vote will be at the 2020 annual meeting unless the Board changes the frequency following the advisory vote on the proposal relating to the frequency of the “Say on Pay” vote.

PROPOSAL TO APPROVE 2017 LONG TERM INCENTIVE PLAN

On March 1, 2017, our Board of Directors adopted the Rockwell Medical, Inc. 2017 Long Term Incentive Plan, which we refer to as the 2017 LTIP, subject to shareholder approval at the 2017 annual meeting.

Background and Reasons for the Proposal

Our current equity-based compensation plan, the 2007 Long Term Incentive Plan, as amended, which we refer to as the 2007 LTIP, expired on April 11, 2017.  Like many biopharmaceutical companies, our executive compensation tends to be heavily weighted towards at-risk equity-based awards, rather than cash-based compensation, as a means of encouraging efforts to improve the value of our common shares.  It is also important for us to use equity-based compensation to attract new, top-level executives to our management team as our Company grows. Equity-based compensation is particularly appealing to management talent in the biopharma space who may be enticed to work for companies that have products with significant upside potential, such as our drug Triferic®.  We have also used equity-based compensation as a means of conserving our cash resources until the Company’s operations begin generating positive net cash flows.  We believe that the equity compensation component of our compensation program is fundamental to the Company’s success and that adoption and implementation of the 2017 LTIP is critical. We also believe that the 2017 LTIP reflects an appropriate and judicious use of equity for compensation purposes and is not inconsistent with equity compensation practices in the biopharmaceutical industry.

If the 2017 LTIP is not approved by shareholders, we will have no ability to use equity-based compensation to attract, motivate and retain highly qualified executive talent.  As a result, we will be forced to use significantly more of our cash resources to compensate our management team and to attract new talent, diminishing the cash we have available for strategic purposes, reducing our ability to use available cash to expand our product offerings and increasing the possibility that the Company will need to raise additional equity capital to replenish its cash reserves.

Following the 2016 annual meeting of shareholders, management and the Board of Directors assessed the overall proxy process and the relatively low voting response, along with the reasons for why the 2016 Long Term Incentive Plan proposal was not approved by a narrow margin by the votes cast.  The Board concluded that the number of shares reserved for issuance should be reduced to address any concerns that the amount initially reserved was too high.  As a result, the Board determined to substantially reduce the number of common shares initially reserved for issuance under the 2017 LTIP.  The 2017 LTIP also contains a “double trigger” change in control provision for employee grants.  If our shareholders approve the 2017 LTIP, we will be able to grant awards under that plan through March 1, 2027, but only to the extent shares remain available for issuance.

We believe that the 2017 LTIP will support our ability to attract, motivate and retain key employees, directors and consultants, encourage strong performance by our executives and help us continue to align the interests of our directors and management with the interests of our shareholders.  Given the importance of equity compensation to our compensation program, and our inability to use the now-expired 2007 LTIP, the Board is asking shareholders to approve the 2017 LTIP and unanimously recommends that you vote FOR the proposal to approve the 2017 LTIP.

A copy of the 2017 LTIP was filed electronically with the SEC as an appendix to this proxy statement. We suggest that you read the 2017 LTIP in its entirety for a more complete understanding of its terms.

Key Features of the 2017 LTIP

•        The Compensation Committee of the Board of Directors, referred to in this section of the proxy statement as the Committee, will administer the 2017 LTIP, determine who will receive awards and determine the terms of awards subject to the restrictions in the 2017 LTIP.

•        The number of shares reserved for issuance under the 2017 LTIP is 5.0 million, with an annual increase at the Committee’s discretion not to exceed 4% of the outstanding shares of common stock.

•        All directors and employees, as well as certain consultants, are eligible to receive awards as determined from time to time by the Committee.

•        Awards may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and incentive awards, and may be paid in cash, stock or, in some cases, other property.

•        Stock options and stock appreciation rights that are “underwater” may not be repriced without shareholder approval.

•        Stock options and stock appreciation rights may not be granted with an exercise price below fair market value at the date of grant and may not be exercised more than 10 years after the grant date.

•        Unless otherwise provided in the grant agreement or elsewhere, accelerated vesting of awards held by employees will occur upon a termination of employment in connection with a change in control of the Company. Vesting of awards held by directors or consultants will accelerate upon a change in control.

Vote Required

We are seeking shareholder approval of this proposal to comply with applicable rules of the Nasdaq Stock Market, to satisfy the requirements for deductibility of certain executive compensation that may be paid pursuant to the 2017 LTIP under Section 162(m) of the Code and to qualify certain potential awards as incentive stock options under Code Section 422.

Approval of the proposal to approve the 2017 LTIP requires the affirmative vote of a majority of the votes cast by the holders of common shares entitled to vote on the proposal. Abstentions and broker non-votes will not be deemed votes cast in determining approval of this proposal and will not have the effect of a vote for or against the proposal.

The Board recommends a vote “for” the proposal to approve the 2017 Long Term Incentive Plan.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes our compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance as of December 31, 2016:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	7,691,501	$7.83	545,694
Equity compensation plans not approved by security holders	—	—	—
Total	7,691,501	$7.83	545,694

Grants Made Under 2017 LTIP

On March 15, 2017, the Compensation Committee approved option grants to NEOs and directors as of March 21, 2017 that are contingent upon shareholder approval of this proposal to approve the 2017 LTIP. The options have an exercise price of $5.70, the fair market value on March 21, 2017, and have the terms summarized below. The contingent grants are set forth in the table below:

NEW PLAN BENEFITS

Name and Position	Number of Options
Robert Chioini	775,000
Thomas Klema	215,000
Ajay Gupta	215,000
Raymond Pratt	215,000
All executive officers as a group	1,420,000
All directors who are not executive officers as a group	105,000
All other employees as a group	—

The options fully vest upon the earliest to occur of any of the following performance conditions: (a) reported net sales of the Company in any four consecutive calendar quarters equals or exceeds $100,000,000, (b) the market capitalization of the Company is greater than $600,000,000 for ten consecutive trading days, and (c) one year following the date the Centers for Medicare & Medicaid Services assign the Company transitional add on reimbursement payment status for the drug product, Triferic®. If the vesting date occurs during a trading blackout period, vesting will be delayed until the second day after the blackout trading period is no longer in effect. Options granted to the non-employee directors would also fully vest immediately upon a “change in control” while options granted to the executive officers would vest upon a “change in control termination”.  All options would also vest upon the death or disability of the holder.  The Compensation Committee has the right to accelerate vesting or extend the time for exercise until not later than the end of the 10 year term.

The grantee may pay the exercise price in cash or using a variety of cashless methods. The stock options will expire 10 years after the grant date and will immediately terminate to the extent not yet exercisable if the grantee’s employment with us is terminated for any reason other than death or disability. If the grantee’s employment is terminated other than due to death or disability on or after the date the options first become exercisable, then the grantee has the right to exercise the option for three months after termination of employment to the extent exercisable on the date of termination. If the grantee’s employment terminates due to death or disability, the grantee or the grantee’s estate has the right to exercise the option at any time during the remaining term to the extent it was not previously exercised. The option agreement also provides that options issued to the grantee may not be transferred by the grantee except pursuant to a will or the applicable laws of descent and distribution or transfers to which the Compensation Committee has given prior written consent. Until the issuance of common shares pursuant to the exercise of stock options, holders of stock options have no rights as shareholders

If the proposal to approve the 2017 LTIP is approved, any other future benefits or amounts that would be received under the 2017 LTIP are discretionary and are therefore not determinable at this time. While additional awards may be made during 2017, no specific awards are planned or contemplated under the 2017 LTIP at this time.

Description of the 2017 LTIP

Shares Subject to the 2017 LTIP

We have reserved an aggregate of 5,000,000 shares of our common stock to be awarded under the 2017 LTIP. Up to 1,000,000 of these shares may be granted as incentive stock options under Code Section 422.  The reserve of shares of common stock to be awarded under the 2017 LTIP will automatically increase on January 1 of each year for a period of not more than ten years, commencing with January 1, 2018, in an amount equal to the lesser of (i) four percent of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, and (ii) such number of shares of common stock (if any) as the Committee may earlier designate in writing.  The 2017 LTIP includes a provision that none of the following may be added back to the plan limit for future awards: (i) the full number of shares not issued or delivered as a result of the net settlement of an outstanding option, stock appreciation right or restricted stock unit, regardless of the number of shares actually used to make such settlement; (ii) shares used to pay the exercise price or for settlement of any award; (iii) shares used to satisfy withholding taxes related to the vesting, exercise or settlement of any award; (iv) shares repurchased on the open market by the Company with the proceeds of the option exercise price; and (v) outstanding shares subject to a restricted stock award or performance share awards that have been forfeited. If any shares awarded under the 2017 LTIP are forfeited, cancelled, expire or otherwise terminate without issuance of such shares, the underlying common shares become available again under the 2017 LTIP and are not counted against the other grant limitations described above. To prevent dilution or enlargement of the rights of participants under the 2017 LTIP, appropriate adjustments will be made by the Committee if any change is made to our outstanding common shares by reason of any merger, statutory share exchange, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our common stock or its value.

Participants

All employees, directors and certain consultants who are selected by the Committee in its sole discretion from time to time are eligible to participate in the 2017 LTIP. Approximately 300 employees, 4 non-employee directors and 3 consultants would be eligible to participate in the 2017 LTIP if it were currently in place. The Committee may condition the grant of an award to an individual under the 2017 LTIP by requiring that the individual become an employee, director or consultant; provided, however, that the award is deemed granted as of the date that the individual becomes an employee, director or consultant.

Administration

The 2017 LTIP will be administered by the Committee, or any other committee or sub-committee of the Board designated by the Board from time to time. The Committee has the power to select participants who will receive awards, to make awards under the 2017 LTIP, to determine the terms and conditions of awards (subject to the limitations in the 2017 LTIP) and to determine whether such terms and conditions have been satisfied. The Committee also has broad power to, among other things, interpret the terms of the 2017 LTIP and establish rules and regulations for the administration of the 2017 LTIP. In the case of awards designated as awards under Section 162(m) of the Code, the Committee’s power to take certain actions will be limited by Section 162(m).

Except in connection with certain corporate transactions involving a change in control, the Committee and the Board are not permitted to cancel outstanding options or stock appreciation rights and grant new awards as substitutes under the 2017 LTIP, amend outstanding options or stock appreciation rights to reduce the exercise price below the fair market value of the common shares on the original grant date or exchange outstanding options or stock appreciation rights for cash or other awards if the exercise price per share of such options or stock appreciation rights is greater than the fair market value per share as of the date of exchange, in each case without shareholder approval.

Types of Plan Awards and Limits

The Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units and performance- based cash or stock awards under the 2017 LTIP. The terms of each award will be set forth in a written agreement with the recipient.

Stock Options. The Committee may grant incentive stock options and nonqualified stock options. No option may be exercised after the tenth anniversary of the date the option was granted. The exercise price of any option granted under the 2017 LTIP may not be less than the fair market value of our common shares on the grant date. As of the record date, the closing sale price per share of our common shares was $[  ].  Payment upon exercise may be made (1) by cash or check, (2) by tendering shares of common stock to the Company, which are withheld from the shares that would otherwise be issued upon exercise of the option being exercised or are freely owned and held by the participant, (3) pursuant to a broker assisted cashless exercise, (4) by delivery of other consideration approved by the Committee with a fair market value equal to the exercise price or (5) by other means determined by the Committee. A payment method involving delivery or withholding of common shares may not be used if it would violate applicable law or would result in adverse accounting consequences for the Company.  Options constituting incentive stock options may be granted only to employees of the Company and are subject to additional limitations imposed by the Code.

Stock Appreciation Rights. The Committee may grant stock appreciation rights pursuant to such terms and conditions as the Committee determines. No stock appreciation right may be granted with a term of more than ten years from the grant date. The exercise price may not be less than the fair market value of the common shares on the grant date. Upon exercise of a stock appreciation right, the participant will have the right to receive the excess of the aggregate fair market value of the underlying shares on the exercise date over the aggregate exercise price for the portion of the right being exercised, payable by the Company in cash or common shares.

Restricted Stock and Restricted Stock Units. The Committee may grant shares of restricted stock and restricted stock units pursuant to such terms and conditions as the Committee determines. The restricted stock and restricted stock units will be subject to such restrictions on transferability and alienation and other restrictions as the Committee may impose. The Committee may require payment of consideration for restricted stock granted under the 2017 LTIP, which payment may be made by the same methods permitted for stock option exercises discussed above as specified in the grant agreement. Recipients of issued and outstanding restricted stock otherwise have the same rights as other shareholders, including all voting and dividend rights. Recipients of restricted stock units may receive dividend equivalent rights at the Committee’s discretion. Restricted stock units are payable in common stock or cash as of the vesting date and must be paid no later than two and a half months after the end of the year in which the vesting date occurs in accordance with applicable tax rules.

Performance Awards. The Committee may grant performance awards on terms and conditions that the Committee determines. Performance awards consist of the right to receive cash, common shares or other property. The written agreement for each grant will specify the performance goals, the period over which the goals are to be attained, the payment schedule if the goals are attained and other terms as the Committee determines. In the case of performance shares, the participant will have the right to receive legended stock certificates subject to restrictions on transferability (or the shares may be issued in equivalent book value form). To the extent these shares are issued and outstanding, a participant will be entitled to vote those shares prior to satisfaction of the performance goals, and any dividends received may be (1) reinvested in additional performance shares, subject to the same goals and restrictions as the underlying award, (2) payable in cash upon satisfaction of the performance goals, subject to the same goals and restrictions as the underlying award, or (3) a combination thereof. In the case of performance units, the participant will receive an agreement that specifies the performance goals that must be satisfied prior to the Company issuing payment, which may be cash, common shares or other property.  Recipients of performance units may receive dividend equivalent rights at the Committee’s discretion.  Performance awards must be paid no later than two and a half months after the end of the year in which vesting occurs in accordance with applicable tax rules.

Incentive Awards. The Committee may grant incentive awards on terms and conditions that the Committee determines. The determination for granting incentive awards may be based on the attainment of performance levels of the Company as established by the Committee. Incentive awards will be paid in cash, common shares or other property and will be based upon a percentage of the participant’s base salary for the fiscal year, a fixed dollar amount or some other formula determined by the Committee. Payments will be made within two and a half months after the end of the fiscal year in which the award is no longer subject to a substantial risk of forfeiture, but only after the Committee determines that the performance goals were attained.

Code Section 162(m) Performance Measure Awards. Options and stock appreciation rights granted to employees under the 2017 LTIP are intended to satisfy the requirements of Code Section 162(m) and are deemed to have been designated by the Committee as Code Section 162(m) awards unless the award agreement specifies otherwise. Any other award granted to an employee participating in the 2017 LTIP vesting for which is based on one or more of the performance criteria in the 2017 LTIP and that complies with certain additional requirements intended to satisfy the exemption for performance-based compensation under Section 162(m) shall be deemed to have been designated by the Committee as a Code Section 162(m) award unless the grant agreement specifies otherwise.

The performance criteria will be one or more of the following objective performance goals, either individually, alternatively or in any combination, applied to either the Company as a whole or to a subsidiary, either individually, alternatively, or in any combination, and measured over a designated performance period, in each case as specified by the Committee in the grant agreement: earnings (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pretax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis); sales/net sales; return on net sales (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales); sales growth; gross profit margins; cash flow; operating cash flow; free cash flow; discounted cash flow; working capital; market capitalization; cash return on investment; return on capital; return on cost of capital; shareholder value; return on equity; total shareholder return; return on investment; economic value added; return on assets/net assets; stock trading multiples (as measured against investment, net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow); stock price; total stock market capitalization; attainment of strategic or operational initiatives; and achievement of operational goals, including but not limited to obtaining FDA approval to market new products, obtaining reimbursement status or add-on reimbursement status from the Centers for Medicare & Medicaid Services, development of new markets or market segments, implementation of infrastructure improvements and increasing the Company’s portfolio of intellectual property.

Subject to the adjustment provisions described above, with respect to awards designated or deemed designated as Code Section 162(m) awards, the 2017 LTIP limits grants to any one employee participant in any one fiscal year to 600,000 options, 600,000 stock appreciation rights, 400,000 restricted shares, 400,000 restricted stock units, 200,000 performance awards and 200,000 incentive awards. The 2017 LTIP further limits, with respect to awards designated or deemed designated as Code 162(m) awards, the dollar value payable to any one participant in any one fiscal year on restricted stock units, performance awards or incentive awards valued in property other than common shares to the lesser of $2 million or four times the participant’s base salary in the fiscal year. These limitations are included for the sole purpose of qualifying the compensation for the exemption from the $1 million cap on deductibility under Section 162(m) of the Code and do not apply to the extent the Committee determines not to structure the grant to comply with the exemption.

Termination of Employment or Services

Options and Stock Appreciation Rights. Unless otherwise provided in the related grant agreement, if a participant’s employment or services are terminated for any reason prior to the date that an option or stock appreciation right becomes vested, the right to exercise the option or stock appreciation right terminates and all rights cease unless otherwise provided in the grant agreement. If an option or stock appreciation right becomes vested prior to termination of employment or services for any reason other than the participant’s death or disability, then the participant has the right to exercise the option or stock appreciation right to the extent it was exercisable upon termination before the earlier of three months after termination or the expiration of the option or stock appreciation right unless otherwise provided in the related grant agreement. If termination is due to the participant’s death or disability, then the participant or his or her estate may exercise the option or stock appreciation right to the extent it was exercisable upon termination until its expiration date, subject to any limitations in the grant agreement. The Committee may, in its discretion, accelerate the participant’s right to exercise an option or stock appreciation right, or extend the term of the option or stock appreciation right, subject to any other limitations.

Restricted Stock, Restricted Stock Units, Performance Awards and Incentive Awards. Unless otherwise provided in the related grant agreement, if a participant terminates employment or services for any reason, any portion of a restricted stock award, restricted stock unit award, performance award or incentive award that is not yet vested is generally forfeited to the Company (subject to a refund by the Company of any purchase price paid by the participant). Subject to Code Section 409A, the Committee may also waive or change the remaining conditions, goals or restrictions, or add additional conditions, goals or restrictions, with respect to such award except for restrictions on a Code Section 162(m) award. The Committee may, for Code Section 162(m) awards, provide that upon the participant’s termination of employment prior to vesting due to death, disability or a change in control termination, that the award shall be deemed to have been vested on the terms determined by the Committee.

Limitations on Transfer of Awards

In general, no award under the 2017 LTIP is transferable other than by will or the laws of descent and distribution. Stock options and stock appreciation rights may only be exercised by the participant during his or her lifetime. However, a participant may assign or transfer an award, other than an incentive stock option, with the consent of the Committee. All common shares subject to an award will contain a legend restricting the transferability of the shares pursuant to the terms of the 2017 LTIP, which can be removed when the restrictions have terminated, lapsed or been satisfied. If the shares are issued in book entry form, a notation to the same restrictive effect as the legend will be placed on the transfer agent’s books.

Termination and Amendment

No new awards may be granted under the 2017 LTIP on or after March 1, 2027. The Board may terminate or amend the 2017 LTIP or the granting of any awards under the 2017 LTIP at any time and the Committee may amend the terms of outstanding awards, but shareholder approval will be required for any amendment that materially increases benefits under the 2017 LTIP, increases the common shares available under the 2017 LTIP (except pursuant to the adjustment provisions of the 2017 LTIP), changes the eligibility provisions or modifies the 2017 LTIP in a manner requiring shareholder approval under any applicable stock exchange rule. An amendment to the 2017 LTIP will not, without the consent of the participant, materially and adversely affect the participant’s outstanding awards except to qualify the awards for exemption under Section 409A of the Code, bring the 2017 LTIP into compliance with Section 409A of the Code, or as provided in the grant agreement.

Change in Control of the Company

Awards under the 2017 LTIP are generally subject to special provisions upon the occurrence of a change in control transaction of the kind described in the 2017 LTIP. Unless otherwise provided in the grant agreement or elsewhere, upon a “change in control termination” for employee participants and upon a change in control transaction for other participants, (i) all outstanding options or stock appreciation rights immediately become fully vested and exercisable; (ii) any restriction period on any common shares immediately lapse and the shares become freely transferable; (iii) all performance goals are deemed to have been satisfied and any restrictions on any performance award immediately lapse and the awards become immediately payable; (iv) all performance measures are deemed to have been satisfied for any outstanding incentive award, which immediately become payable. The Committee may determine that upon a change in control, any outstanding option or stock appreciation right be cancelled in exchange for payment in cash, stock or other property for each vested share in an amount equal to the excess of the fair market value of the consideration to be paid in the change in control transaction over the exercise price.

Change in Control is defined in the 2017 LTIP to mean any of the following events:

•                  A merger or consolidation with another entity that is not controlled by the Company and the Company is not the surviving corporation;

•                  A merger or consolidation with another entity that is not controlled by the Company and the Company is the surviving corporation but its common shares are exchanged for cash, assets or securities of another entity;

•                  A dissolution or liquidation of the Company;

•                  A share exchange, reorganization or reclassification involving the Company resulting in holders of its common shares being entitled to receive stock, securities, cash or other assets with respect to or in exchange for their common shares of the Company and either (a) a majority of the Company’s Board members are replaced following the transaction or (b) neither the Company’s common shares or any securities received in the transaction are registered under Section 12 of the Securities Exchange Act of 1934 following the termination;

•                  If any person, entity or group acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person, entity or group) ownership of the common shares possessing 35% or more of the total voting power;

•                  If a majority of the members of the Company’s Board are replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; and

•                  Certain changes in ownership of a substantial portion of the Company’s assets.

Change in Control Termination is defined in the 2017 LTIP to mean a termination of an employee participant’s employment by the Company without “cause” or, if the employee is a party to a written employment agreement with the Company, by the employee for “good reason” (as defined in such agreement as in effect from time to time), which termination occurs after:

•                  the execution of an agreement to which the Company is a party pursuant to which a Change in Control has occurred or will occur (upon consummation of the transactions contemplated by such agreement) but, if a Change in Control has occurred pursuant thereto, not more than two years after such Change in Control, and if a Change in Control has not yet occurred pursuant thereto, while such agreement remains executory; or

•                  (ii) the occurrence of a Change in Control not pursuant to an agreement with the Company, but not more than two years thereafter.

United States Federal Income Tax Consequences

The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of awards under the 2017 LTIP and the subsequent sale of common shares that will be acquired under the 2017 LTIP. Federal income tax laws and regulations are technical in nature and their application may vary in individual circumstances.

Nonqualified Stock Options

There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and we will be allowed a corresponding tax deduction subject to any applicable limitations under Section 162(m) of the Code. Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options

There will be no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code. Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and we will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.

Stock Appreciation Rights

The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the cash or fair market value of any common shares received will be taxable to the participant as ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code.

Restricted Stock Awards

Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common shares as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates upon disposition of the shares.

If the participant files an election under Section 83(b) of the Code within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates upon disposition of the shares. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted Stock Unit Awards, Performance Awards and Incentive Awards

A participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit award, performance award or incentive award is granted. When a participant receives payment under any such award, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.

Code Section 409A

Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards. Individuals who hold awards are subject to the following penalties if the terms of such awards are not exempted from or do not comply with the requirements of Section 409A: (i) appreciation is includible in the participant’s gross income for tax purposes once the awards are no longer subject to a “substantial risk of forfeiture” (e.g., upon vesting), (ii) the participant is required to pay interest at the IRS underpayment rate plus one percentage point commencing on the date an award subject to Section 409A is no longer subject to a substantial risk of forfeiture, and (iii) the participant incurs a 20% penalty tax on the amount required to be included in income. The 2017 LTIP and the awards granted thereunder are intended to be exempt from or conform to the requirements of Section 409A.

PROPOSAL TO RATIFY SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017

Proposal to Ratify Selection of Auditors for 2017

The Audit Committee of our Board of Directors has engaged Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2017, and is seeking ratification of such selection by our shareholders at the annual meeting. Plante & Moran, PLLC has audited our financial statements since 1998. Representatives of Plante & Moran, PLLC are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require ratification of the selection of our independent registered public accounting firm. However, the Audit Committee is submitting its selection of Plante & Moran, PLLC to our shareholders for ratification as a matter of good corporate practice and to help ensure that we will have the necessary quorum at our annual meeting. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Plante & Moran, PLLC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

Independent Accountants

The following table presents aggregate fees billed for each of the years ended December 31, 2016 and 2015 for professional services rendered by Plante & Moran, PLLC in the following categories:

	2016	2015
Audit Fees (a)	$236,511	$214,724
Audit-Related Fees (b)	30,200	13,560
Tax Fees (c)	93,275	126,153
All Other Fees	—	—

(a)    Consists of fees for the audit of our annual financial statements, review of our Form 10-K, review of our quarterly financial statements included in our Forms 10-Q, services provided in connection with our proxy statement and services in connection with other regulatory filings, including our registration statements filed with the SEC under the Securities Act of 1933 and our recent equity financing. Fees also include work in connection with Plante & Moran, PLLC’s audit of our internal control over financial reporting.

(b)    Represents consultation on financial accounting and reporting matters.

(c)     Consists of tax return preparation  and  consulting fees.

The Audit Committee of the Board does not consider the provision of the services described above by Plante & Moran, PLLC to be incompatible with the maintenance of Plante & Moran, PLLC’s independence.

Before Plante & Moran, PLLC is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. All of the services performed by Plante & Moran, PLLC for the Company during 2016 were pre-approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of the Forms 3, 4 and 5 and any amendments thereto received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, since January 1, 2016, our officers and directors and persons who own more than ten percent of a registered class of our equity securities have timely complied with all filing requirements under Section 16(a) of the Exchange Act except that Mr. Holt, a director, filed a late Form 4 disclosing  two late transactions.

OTHER MATTERS

Annual Report

A copy of the Annual Report to Shareholders for the year ended December 31, 2016, which includes our Annual Report Form 10-K, accompanies this proxy statement. We have filed an Annual Report on Form 10-K with the SEC. We will provide, without charge, to each person being solicited by this proxy statement, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2016. All such requests should be directed to

Investor Relations, Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393.

Shareholder Proposals

Any proposal by a shareholder of the Company to be considered for inclusion in the proxy statement for the 2018 annual

meeting must be received by Thomas E. Klema, our Secretary, by the close of business on [   ], 2017. Such proposals should be addressed to him at our principal executive offices and should satisfy the informational requirements applicable to shareholder proposals contained in the relevant SEC rules. If the date for the 2018 annual meeting is significantly different than the first anniversary of the 2017 annual meeting, Rule 14a-8 of the SEC provides for an adjustment to the notice period described above.

For shareholder proposals not sought to be included in our proxy statement, Section 2.5 of our bylaws provides that, in order to be properly brought before the 2018 annual meeting, written notice of such proposal, along with the information required by Section 2.5, must be received by our Secretary at our principal executive offices no earlier than the close of business on [   ], 2018 and no later than [   ], 2018. If the 2018 annual meeting date has been significantly advanced or delayed from the first anniversary of the date of the 2017 annual meeting, then notice of such proposal must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the annual meeting. A proponent must also update the information provided in or with the notice at the times specified in our bylaws.

Only persons who are shareholders both as of the giving of notice and the date of the shareholders meeting and who are eligible to vote at the shareholders meeting are eligible to propose business to be brought before a shareholders meeting. The proposing shareholder (or the shareholder’s qualified representative) must attend the shareholders meeting in person and present the proposed business in order for the proposed business to be considered.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders of record who have the same address and last name will receive only one copy of our notice of annual meeting of shareholders, proxy statement, and accompanying documents, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure is intended to reduce our printing costs and postage fees.

Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect other mailings.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the notice of annual meeting of shareholders, proxy statement and accompanying documents, or if you hold common shares in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company’s Secretary at 30142 Wixom Road, Wixom, Michigan 48393, or by telephone at (248) 960-9009.

If you participate in householding and wish to receive a separate copy of the notice of annual meeting of shareholders, proxy statement and the accompanying documents, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s Secretary as indicated above.

Beneficial owners can request information about householding from their banks, brokers or other holders of record.

Other Business

Neither we nor the members of our Board of Directors intend to bring before the annual meeting any matters other than those set forth in the notice of annual meeting of shareholders, and we and they have no present knowledge that any other matters will be presented for action at the meeting by others. If any other matters properly come before such meeting in accordance with our bylaws, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

By Order of the Board of Directors,

Thomas E. Klema

Secretary

Wixom, Michigan

[     ], 2017

APPENDIX I

PARTICIPANT INFORMATION

Rockwell Medical, Inc. (the “Company”), its directors, the nominee for director and certain of the officers of the Company are “Participants,” as such term is defined under applicable SEC rules, in a solicitation of proxies in connection with the Company’s 2017 annual meeting of shareholders. Each of the Participants in the solicitation are listed below, together with the number of shares of Company common stock beneficially owned by each of these persons as of [     ], 2017. Except as indicated below, none of the persons listed below owns any shares of Company common stock of record that such person does not own beneficially.

Name	Title	Shares of Common Stock Owned*(a)
Patrick J. Bagley	Director	547,749
Ronald D. Boyd	Director	287,299
Robert L. Chioini	Chairman of the Board and Chief Executive Officer	5,230,598
Ajay Gupta	Chief Scientific Officer	1,587,167
Kenneth L. Holt	Director	307,629
Thomas E. Klema	Vice President, Chief Financial Officer, Treasurer and Secretary	1,495,108
Raymond D. Pratt	Chief Medical Officer	949,200
Robin L. Smith	Director	9,800
David T. Domzalski	Director Nominee	—

*       If applicable, shares of common stock owned includes shares owned by the spouse, children and certain other relatives of the director, officer or employee, as well as shares held by trusts of which the person is a trustee or in which he or she has a beneficial interest and shares acquirable pursuant to options which are presently or will become exercisable within 60 days after [     ], 2017.

(a)         Includes restricted shares subject to forfeiture to us under certain circumstances and shares that may be acquired upon exercise of stock options as set forth in the table below. Also includes 2,093,933 shares owned by Mr. Chioini, 504,840 shares owned by Mr. Klema and 202,950 shares owned by Mr. Bagley that are pledged as collateral under standard margin loan arrangements.

Name	Restricted Shares	Option Shares
Patrick J. Bagley	24,800	319,999
Ronald D. Boyd	24,800	244,999
Robert L. Chioini	570,000	2,566,665
Ajay Gupta	233,500	1,027,000
Kenneth L. Holt	15,000	294,999
Thomas E. Klema	218,600	771,668
Raymond D. Pratt	233,500	555,000
Robin L. Smith	9,800	—
David T. Domzalski	—	—
All directors and current executive officers as a group	1,330,000	5,780,330

INFORMATION REGARDING TRANSACTIONS IN OUR SECURITIES BY PARTICIPANTS

The following table sets forth information regarding purchases and sales during the past two years of shares of Company common stock by the Participants. No part of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities:

Name	Date of Transaction	Transaction Type	Number of Shares
Patrick J. Bagley	03/21/2017	Restricted Stock Grant	9,800
Ronald D. Boyd	03/21/2017	Restricted Stock Grant	9,800
Robin L. Smith	03/21/2017	Restricted Stock Grant	9,800
Raymond D. Pratt	03/21/2017	Restricted Stock Grant	68,500
Ajay Gupta	03/21/2017	Restricted Stock Grant	68,500
Robert L. Chioini	03/21/2017	Restricted Stock Grant	245,000
Thomas E. Kelma	03/21/2017	Restricted Stock Grant	68,600
Kenneth L. Holt	03/16/2017	Sale	6,000

Kenneth L. Holt	11/11/2016	Sale	13,725
Kenneth L. Holt	11/09/2016	Sale	6,000
Kenneth L. Holt	11/01/2016	Sale	1,400
Kenneth L. Holt	10/21/2016	Sale	1,583
Kenneth L. Holt	10/19/2016	Sale	950
Robin L. Smith	09/21/2016	Option Grant	25,000
Kenneth L. Holt	09/19/2016	Sale	4,750
Kenneth L. Holt	09/16/2016	Sale	3,505
Kenneth L. Holt	08/25/2016	Sale	1,135
Kenneth L. Holt	08/16/2016	Sale	1,362
Kenneth L. Holt	08/12/2016	Sale	2,330
Kenneth L. Holt	02/12/2016	Sale	4,550
Kenneth L. Holt	02/09/2016	Sale	3,835
Kenneth L. Holt	01/15/2016	Option Exercise	25,000
Thomas E. Klema	12/15/2015	Option Exercise	93,750
Thomas E. Klema	12/15/2015	Payment of exercise price/tax liability by delivering/withholding securities	61,250
Robert L. Chioini	12/11/2015	Option Exercise	375,000
Robert L. Chioini	12/11/2015	Payment of exercise price/tax liability by delivering/withholding securities	75,000
Patrick J. Bagley	12/11/2015	Option Exercise	25,000
Ronald D. Boyd	12/04/2015	Option Exercise	12,500
Ronald D. Boyd	12/04/2015	Sale	12,500
Kenneth L. Holt	11/11/2015	Option Exercise	25,000
Kenneth L. Holt	10/15/2015	Sale	470
Kenneth L. Holt	10/09/2015	Sale	2,007
Kenneth L. Holt	10/02/2015	Sale	1,430
Kenneth L. Holt	10/02/2015	Restricted Stock Grant	15,000
Kenneth L. Holt	10/02/2015	Option Grant	35,000
Patrick J. Bagley	10/02/2015	Restricted Stock Grant	15,000
Patrick J. Bagley	10/02/2015	Option Grant	35,000
Ronald D. Boyd	10/02/2015	Restricted Stock Grant	15,000
Ronald D. Boyd	10/02/2015	Option Grant	35,000
Thomas E. Klema	10/02/2015	Restricted Stock Grant	150,000
Thomas E. Klema	10/02/2015	Option Grant	215,000
Robert L. Chioini	10/02/2015	Restricted Stock Grant	325,000
Robert L. Chioini	10/02/2015	Option Grant	775,000
Ajay Gupta	10/02/2015	Restricted Stock Grant	165,000
Ajay Gupta	10/02/2015	Option Grant	215,000
Raymond D. Pratt	10/02/2015	Restricted Stock Grant	165,000
Raymond D. Pratt	10/02/2015	Option Grant	215,000
Kenneth L. Holt	09/01/2015	Sale	2,192
Kenneth L. Holt	08/24/2015	Sale	510
Robert L. Chioini	08/14/2015	Purchase	4,910
Ajay Gupta	08/13/2015	Purchase	5,000
Raymond D. Pratt	08/13/2015	Purchase	5,000
Robert L. Chioini	08/13/2015	Purchase	5,090
Ajay Gupta	07/07/2015	Gift	10,000
Ajay Gupta	06/12/2015	Gift	15,000
Raymond D. Pratt	05/01/2015	Shares surrendered to the Company in order to satisfy withholding tax obligations	34,650
Thomas E. Klema	05/01/2015	Shares surrendered to the Company in order to satisfy withholding tax obligations	27,440
Ajay Gupta	05/01/2015	Shares surrendered to the Company in order to satisfy withholding tax obligations	15,048
Robert L. Chioini	05/01/2015	Shares surrendered to the Company in order to satisfy withholding tax obligations	73,200
Raymond D. Pratt	03/02/2015	Shares surrendered to the Company in order to satisfy withholding tax obligations	34,650

Thomas E. Klema	03/02/2015	Shares surrendered to the Company in order to satisfy withholding tax obligations	27,440
Ajay Gupta	03/02/2015	Shares surrendered to the Company in order to satisfy withholding tax obligations	31,500
Robert L. Chioini	03/02/2015	Shares surrendered to the Company in order to satisfy withholding tax obligations	46,200

MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

Except as described in this Appendix I or otherwise disclosed in this proxy statement, to the best of the Company’s knowledge, no “associate,” as such term is defined under Rule 14a-1(a) of the Securities Exchange Act of 1934, of any Participant beneficially owns any shares of common stock or other securities of the Company. Furthermore, except as described under the heading “Related Party Transactions” in this proxy statement, to the best of the Company’s knowledge, no Participant or any of his or her associates, is either a party to any transactions or series of similar transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction or series of similar transactions (i) in which the Company was or is to be a party, (ii) in which the amount involved exceeds $120,000, and (iii) in which any such person or any of his or her associates had or will have, a direct or indirect material interest.

To the best of the Company’s knowledge, except as described in this Appendix I or as otherwise disclosed in this proxy statement, no Participant, or any of his or her associates has entered into any agreement or understanding with any person respecting any future employment by the Company or any future transactions to which the Company will or may be a party. Except as described under the headings “Related Party Transactions” and “Compensation of Executive Officers and Directors” in this proxy statement, to the best of the Company’s knowledge, no Participant is a party to (i) any transaction that may create a conflict of interest, or (ii) any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix I or as otherwise disclosed in this proxy statement, to the best of the Company’s knowledge, no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting.

No Participant has during the last ten years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

ROCKWELL MEDICAL, INC.

2017 LONG TERM INCENTIVE PLAN

I. GENERAL PROVISIONS

1.1 Establishment. On March 1, 2017, the Board adopted the Plan, subject to the approval of shareholders at the Corporation’s 2017 annual meeting of shareholders.

1.2 Purpose. The purpose of the Plan is to (a) promote the best interests of the Corporation and its shareholders by encouraging Employees, Directors and Consultants of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation by granting stock-based Awards, thus aligning their interests with those of shareholders, and (b) enhance the ability of the Corporation and its Subsidiaries to attract, motivate and retain qualified Employees, Directors and Consultants. It is the further purpose of the Plan to authorize certain Awards that will constitute performance based compensation, as described in Code Section 162(m) and regulations thereunder.

1.3 Plan Duration. Subject to shareholder approval, the Plan shall become effective on March 1, 2017 and shall continue in effect until its termination by the Board; provided, however, that no new Awards may be granted on or after March 1, 2027.

1.4 Definitions and Interpretations. Whenever the words “include,” “includes” or “including” are used, they shall be understood to be followed by the words “without limitation.” Article and Section references in the Plan shall be to Articles and Sections of the Plan unless otherwise noted.  As used in this Plan, the following terms have the meaning described below:

(a) “Agreement” means the written document that sets forth the terms of a Participant’s Award.

(b) “Award” means any form of Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Incentive Award or other award granted under the Plan.

(c) “Board” means the Board of Directors of the Corporation.

(d) “Cause” means (i) if a Participant is a party to a written employment agreement with the Corporation or a Subsidiary, “Cause” as defined in such agreement, as in effect from time to time, and (ii) in all other cases, (A) a Participant’s continued failure substantially to perform Participant’s duties to the Corporation or its affiliates (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 10 days following written notice by the Corporation to Participant of such failure, (B) dishonesty in the performance of Participant’s duties, (C) Participant’s conviction of, or plea of nolo contendere to a crime constituting (x) a felony under the laws of the United States or any state thereof, or (y) a misdemeanor involving moral turpitude, (D) Participant’s willful malfeasance or willful misconduct in connection with Participant’s duties or any act or omission which is injurious to the financial condition or business reputation of the Corporation or its affiliates, or (E) Participant’s breach of any non-compete or confidentiality obligations to the Corporation or its affiliates.

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(e) “Change in Control” means the occurrence of any of the following events:

(i) If the Corporation consolidates with or merges into any other corporation or other entity that is not controlled by or under common control with the Corporation, and the Corporation is not the continuing or surviving entity of such consolidation or merger;

(ii) If the Corporation permits any other corporation or other entity that is not controlled by or under common control with the Corporation to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;

(iii) If the Corporation dissolves or liquidates;

(iv) If the Corporation effects a share exchange, capital reorganization or reclassification transaction in such a way that (A) holders of Common Stock shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Stock, and (B) (x) neither the Common Stock nor the consideration received in such transaction is a class of equity securities registered under Section 12 of the Exchange Act following such transaction or (y) a majority of members on the Corporation’s Board are replaced in connection with such transaction;

(v) If any one person, or more than one person acting as a group (as determined in accordance with Code Section 409A and regulations thereunder), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of Common Stock possessing 35 percent or more of the total voting power of the Common Stock;

(vi) If a majority of members on the Corporation’s Board are replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election (provided that for purposes of this paragraph, the term Corporation refers solely to the “relevant” corporation, as defined in Code Section 409A and regulations thereunder, for which no other corporation is a majority shareholder); or

(vii) If there is a change in the ownership of a substantial portion of the Corporation’s assets, which shall occur on the date that any one person, or more than one person acting as a group (within the meaning of Code Section 409A and regulations thereunder) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

As used in this paragraph, the term “person” shall include individuals and entities.

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(f) “Change in Control Termination” means a termination of an Employee Participant’s employment by the Corporation without “Cause” or, if the Employee is a party to a written employment agreement with the Corporation, by Employee for “good reason” (as defined in such agreement as in effect from time to time), which termination occurs after:

(i) the execution of an agreement to which the Corporation is a party pursuant to which a Change in Control has occurred or will occur (upon consummation of the transactions contemplated by such agreement) but, if a Change in Control has occurred pursuant thereto, not more than two years after such Change in Control, and if a Change in Control has not yet occurred pursuant thereto, while such agreement remains executory; or

(ii) the occurrence of a Change in Control not pursuant to an agreement with the Corporation, but not more than two years thereafter.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Code Section 162(m) Award” means an Award which is designated (or deemed designated) by the Committee pursuant to Section 7.1 to satisfy the requirements of Code Section 162(m) and regulations thereunder (to the extent applicable) for exemption from the limitation on compensation expense deductions.

(i) “Committee” means the Compensation Committee of the Board, or any other committee or sub-committee of the Board, designated by the Board from time to time, comprised solely of two or more Directors who are “non-employee directors,” as defined in Rule 16b-3 of the Exchange Act, “outside directors” as defined in Code Section 162(m) and regulations thereunder, and “independent directors” for purposes of the rules and regulations of the Stock Exchange. However, the fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate any Award made by the Committee if the Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.

(j) “Common Stock” means shares of the Corporation’s authorized common stock.

(k) “Consultant” means a consultant or advisor (other than as an Employee or Director) to the Corporation or a Subsidiary; provided that such person is an individual who (1) renders bona fide services that are not in connection with the offer and sale of the Corporation’s securities in a capital-raising transaction, and (2) does not promote or maintain a market for the Corporation’s securities.

(l) “Corporation” means Rockwell Medical, Inc., a Michigan corporation.

(m) “Director” means an individual, other than an Employee, who has been elected or appointed to serve as a member of the Board.

(n) “Disability” means total and permanent disability, as defined in Code Section 22(e); provided, however, that for purposes of a Code Section 409A distribution event, “disability” shall be defined under Code Section 409A and regulations thereunder.

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(o) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividend paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant. Dividend Equivalents shall not be paid on Option or Stock Appreciation Right Awards.

(p) “Employee” means an individual who has an “employment relationship” with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-1(h), and the term “employment” means employment with the Corporation or a Subsidiary.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(r) “Fair Market Value” means for purposes of determining the value of Common Stock on the Grant Date, the closing price per share of the Common Stock on the Stock Exchange on the Grant Date. In the event that there are no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions. Unless otherwise specified in the Plan, “Fair Market Value” for purposes of determining the value of Common Stock on the date of exercise or Vesting means the closing price of the Common Stock on the Stock Exchange on the last date preceding the date of exercise or Vesting on which there were Common Stock transactions.  If the Common Stock is not listed on a Stock Exchange on the relevant date, the Fair Market Value shall be determined by the Committee in good faith and in accordance with Code Section 409A and regulations thereunder.

(s) “Grant Date” means the date on which the Committee authorizes an Award, or such later date as shall be designated by the Committee.

(t) “Incentive Award” means an Award that is granted in accordance with Article VI.

(u) “Incentive Stock Option” means an Option granted pursuant to Article II that is intended to meet the requirements of Code Section 422.

(v) “Nonqualified Stock Option” means an Option granted pursuant to Article II that is not an Incentive Stock Option.

(w) “Option” means either an Incentive Stock Option or a Nonqualified Stock Option.

(x) “Participant” means an Employee, Director or Consultant who is designated by the Committee to participate in the Plan or otherwise receives an Award.

(y) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Article V.

(z) “Performance Measures” means the measures of performance of the Corporation and its Subsidiaries used to determine a Participant’s entitlement to an Award under

4

the Plan. Such performance measures shall have the same meanings as used in the Corporation’s financial statements, or, if such terms are not used in the Corporation’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Corporation’s industry. Performance Measures shall be calculated with respect to the Corporation and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee, prior to the accrual or payment of any Award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures shall be one or more of the following, or a combination of any of the following, on an absolute or peer group comparison, as determined by the Committee:

•                                          earnings (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis);

•                                          sales/net sales;

•                                          return on net sales (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales);

•                                          sales growth;

•                                          gross profit margins;

•                                          cash flow;

•                                          operating cash flow;

•                                          free cash flow;

•                                          discounted cash flow;

•                                          working capital;

•                                          market capitalization;

•                                          cash return on investment;

•                                          return on capital;

•                                          return on cost of capital;

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•                                          shareholder value;

•                                          return on equity;

•                                          total shareholder return;

•                                          return on investment;

•                                          economic value added;

•                                          return on assets/net assets;

•                                          stock trading multiples (as measured against investment, net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow);

•                                          stock price;

•                                          total stock market capitalization;

•                                          attainment of strategic or operational initiatives;

•                                          achievement of operational goals, including obtaining federal Food and Drug Administration approval to market new products, obtaining reimbursement status or add-on reimbursement status from the Centers for Medicare & Medicaid Services, development of new markets or market segments, implementation of infrastructure improvements and increasing the Corporation’s portfolio of intellectual property.

(aa) “Performance Share” means any grant pursuant to Article V and Section 5.2(b)(i).

(bb) “Performance Unit” means any grant pursuant to Article V and Section 5.2(b)(ii).

(cc) “Plan” means the Rockwell Medical, Inc. 2017 Long Term Incentive Plan, the terms of which are set forth herein, and any amendments thereto.

(dd) “Restriction Period” means the period of time during which a Participant’s Restricted Stock or Restricted Stock Unit is subject to restrictions and is nontransferable.

(ee) “Restricted Stock” means Common Stock granted pursuant to Article IV that is subject to a Restriction Period.

(ff) “Restricted Stock Unit” means a right granted pursuant to Article IV to receive Restricted Stock, Common Stock or cash.

(gg) “Securities Act” means the Securities Act of 1933, as amended.

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(hh) “Stock Appreciation Right” means the right to receive a cash or Common Stock payment from the Corporation, in accordance with Article III of the Plan.

(ii) “Stock Exchange” means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before the applicable date.

(jj) “Subsidiary” means a corporation or other entity defined in Code Section 424(f).

(kk) “Substitute Awards” shall mean Awards granted or shares issued by the Corporation in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.

(ll) “Vested” or “Vesting” means the extent to which an Award granted or issued hereunder has become exercisable or any applicable Restriction Period has terminated or lapsed in accordance with the Plan and the terms of any respective Agreement pursuant to which such Award was granted or issued, or has become payable in whole or in part due to the satisfaction of performance goal(s) set forth in the respective Agreement pursuant to which such Award was granted or issued.

1.5 Administration.

(a) The Plan shall be administered by the Committee. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Award granted under the Plan shall be final and binding upon all Participants. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

(b) In addition to any other powers set forth in the Plan and subject to Code Section 409A and the provisions of the Plan (and in the case of any Code Section 162(m) Awards, subject to the requirements of Code Section 162(m) and regulations thereunder), the Committee shall have the full and final power and authority, in its discretion to:

(i) Amend, modify, or cancel any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(ii) Accelerate, continue, or defer the exercisability or Vesting of any Award or any shares acquired pursuant thereto;

(iii) Authorize, in conjunction with any applicable deferred compensation plan of the Corporation, that the receipt of cash or Common Stock subject to any Award under this Plan may be deferred under the terms and conditions of such deferred compensation plan;

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(iv) Determine the terms and conditions of Awards granted to Participants and whether such terms and conditions have been satisfied, including as required in Section 7.2; and

(v) Establish such other Awards, besides those specifically enumerated in the Plan, which the Committee determines are consistent with the Plan’s purposes.

1.6 Participants. Participants in the Plan shall be such Employees, Directors and Consultants of the Corporation and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee may grant Awards to an individual upon the condition that the individual become an Employee, Director or Consultant of the Corporation or of a Subsidiary, provided that the Award shall be deemed to be granted only on the date that the individual becomes an Employee, Director or Consultant, as applicable.

1.7 Stock.

(a) The Corporation has reserved 5,000,000 shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards. The foregoing reserve of shares of Common Stock will automatically increase on January 1 of each year for a period of not more than ten years, commencing with January 1, 2018, in an amount equal to the lesser of (i) four percent of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year, and (ii) such number of shares of Common Stock (if any) as the Committee may earlier designate in writing.  Up to 1,000,000 of the reserved shares may be granted as Incentive Stock Options under the Plan.  All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.  Each share of Common Stock subject to any Award shall be counted against the aggregate reserved share limit as one share.

(b) The shares subject to any portion of an Award that is forfeited, cancelled, or expires or otherwise terminates without issuance of such shares, or is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such Award shall, to the extent of such forfeiture, cancellation, expiration, termination, cash settlement or non-issuance, again be available for issuance pursuant to Awards under the Plan and shall not be counted against the other limitations in Section 1.7(a).

(c) For the avoidance of doubt, the following shares of Common Stock, however, may not again be made available for issuance as Awards under the Plan: (i) the full number of shares not issued or delivered as a result of the net settlement of an outstanding Option, Stock Appreciation Right or Restricted Stock Unit, regardless of the number of shares actually used to make such settlement; (ii) shares used to pay the exercise price or for settlement of any Award; (iii) shares used to satisfy withholding taxes related to the Vesting, exercise or settlement of any Award; (iv) shares repurchased on the open market by the Corporation with the proceeds of the option exercise price; and (v) outstanding shares subject to a Restricted Stock Award or Performance Share Award that have been forfeited or cancelled.

(d) Substitute Awards shall not reduce the shares reserved for issuance under the Plan or authorized for grant to a Participant in any fiscal year. Additionally, in the event that a company acquired by the Corporation or any Subsidiary or with which the Corporation or any

8

Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could no longer have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors or an affiliate of the Corporation or its Subsidiaries prior to such acquisition or combination.

1.8 Repricing. Except as provided in Section 9.1, without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding shares is present or represented by proxy, neither the Board nor the Committee shall approve a program providing for (a) the cancellation of outstanding Options and/or Stock Appreciation Rights and the grant in substitution therefor of any new Options and/or Stock Appreciation Rights under the Plan having a lower exercise price than the Fair Market Value of the underlying Common Stock on the original Grant Date, (b) the amendment of outstanding Options and/or Stock Appreciation Rights to reduce the exercise price thereof below the Fair Market Value of the underlying Common Stock on the original Grant Date, or (c) the exchange of outstanding Options or Stock Appreciation Rights for cash or other Awards if the exercise price per share of such Options or Stock Appreciation Rights is greater than the Fair Market Value per share as of the date of exchange. This Section shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Code Section 424.

II. STOCK OPTIONS

2.1 Grant of Options. The Committee, at any time and from time to time, subject to the terms and conditions of the Plan, may grant Options to such Participants and for such number of shares of Common Stock as it shall designate, and shall determine the general terms and conditions, which shall be set forth in a Participant’s Agreement. Any Participant may hold more than one Option under the Plan and any other plan of the Corporation or Subsidiary.  No Option granted hereunder may be exercised after the tenth anniversary of the Grant Date. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. Unless otherwise provided in a Participant’s Agreement, any Options granted pursuant to the Plan to an Employee Participant are intended to satisfy the requirements of Code Section 162(m) and regulations thereunder (to the extent applicable) and shall be deemed to have been designated by the Committee as Code Section 162(m) Awards.

2.2 Incentive Stock Options. Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.2. An Incentive Stock Option may only be granted to an Employee. No Incentive Stock Option shall be granted with an exercise

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price below the Fair Market Value of Common Stock on the Grant Date nor with an exercise term that extends beyond ten years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than five years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or violates any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.

2.3 Exercise Price. The Committee shall determine the per share exercise price for each Option granted under the Plan. No Option may be granted with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.

2.4 Payment for Option Shares.

(a) The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that in lieu of such form of payment, unless otherwise provided in a Participant’s Agreement, payment may be made by (i) tendering shares of Common Stock to the Corporation, which are withheld from the Option being exercised in a “net exercise” transaction, or are freely owned and held by the Participant independent of any restrictions or hypothecations; (ii) delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant’s broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm; (iii) delivery of other consideration approved by the Committee having a Fair Market Value on the exercise date equal to the total purchase price; (iv) other means determined by the Committee; or (v) any combination of the foregoing.

(b) “Net exercise,” as such term is used in the Plan, shall mean an exercise of an Option pursuant to which, upon delivery to the Corporation of written notice of exercise, the consideration received in payment for the exercise of the Option shall be the cancellation of a portion of the Option and the Corporation shall become obligated to issue the “net number” of shares of Common Stock determined according to the following formula:

((A x B) - (A x C))

B

For purposes of the foregoing formula:

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A = the total number of shares with respect to which such Option is then being exercised (which, for the avoidance of doubt, shall include both the number of shares to be issued to the exercising Participant and the number of shares subject to the portion of the Option to be cancelled in payment of the exercise price).

B= the Stock Exchange closing price for the Common Stock on the last date on which there were Common Stock transactions preceding the date of the Corporation’s receipt of the exercise notice.

C= the exercise price in effect at the time of such exercise.

If the foregoing formula would yield a number of shares to be issued that is not a whole number, any such fraction shall be rounded down and disregarded. The shares underlying the exercised portion of the Option that are not issued pursuant to the foregoing formula, along with the corresponding portion of the Option, shall be considered cancelled and no longer subject to exercise.

(c) Notwithstanding the foregoing, an Option may not be exercised by delivery to or withholding by the Corporation of shares of Common Stock to the extent that such delivery or withholding (i) would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002), or (ii) if there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles. Until a Participant has been issued a certificate or certificates for the shares of Common Stock so purchased (or the book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian), he or she shall possess no rights as a record holder with respect to any such shares.

III. STOCK APPRECIATION RIGHTS

3.1 Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted, held and exercised in such form and upon such general terms and conditions as determined by the Committee. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Committee may determine. No Stock Appreciation Right shall be granted with an exercise term that extends beyond ten years from the Grant Date.  Unless otherwise provided in a Participant’s Agreement, Stock Appreciation Rights granted pursuant to the Plan to an Employee Participant are intended to satisfy the requirements of Code Section 162(m) and regulations thereunder (to the extent applicable) and shall be deemed to have been designated by the Committee as Code Section 162(m) Awards.

3.2 Exercise Price. The Committee shall determine the per share exercise price for each Stock Appreciation Right granted under the Plan; provided, however, that the exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Stock Appreciation Right on the Grant Date.

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3.3 Exercise of Stock Appreciation Rights. A Stock Appreciation Right shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant.

3.4 Stock Appreciation Right Payment. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to payment from the Corporation, in cash, shares, or partly in each (as determined by the Committee in accordance with any applicable terms of the Agreement), of an amount equal to the difference between (a) the aggregate Fair Market Value on the exercise date for the specified number of shares being exercised, and (b) the aggregate exercise price for the specified number of shares being exercised.

3.5 Maximum Stock Appreciation Right Amount Per Share. The Committee may, at its sole discretion, establish (at the time of grant) a maximum amount per share which shall be payable upon the exercise of a Stock Appreciation Right, expressed as a dollar amount.

IV. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

4.1 Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Awards of Restricted Stock and Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine.

4.2 Terms of Awards. Each Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restriction Period, the number of shares of Common Stock or units subject to the Award, the purchase price for the shares of Restricted Stock, if any, the form of consideration that may be used to pay the purchase price of the Restricted Stock, including those specified in Section 2.4, and such other general terms and conditions, including performance goal(s), as the Committee shall determine.

4.3 Transferability. Except as provided in this Article IV and Section 10.3 of the Plan, the shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and specified in the applicable Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the applicable Agreement.

4.4 Other Restrictions. The Committee shall impose such other restrictions on any shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units under the Plan as it may deem advisable including restrictions under applicable federal or state securities laws, and the issuance of a legended certificate of Common Stock representing such shares to give appropriate notice of such restrictions (or, if issued in book entry form, a notation with similar restrictive effect with respect to the book entry representing such shares). Subject to Code Section 409A, the Committee shall have the discretion to waive the applicable Restriction Period with respect to all or any part of the Common Stock subject to an Award of Restricted

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Stock or Restricted Stock Units that has not been designated (or deemed designated) a Code Section 162(m) Award.

4.5 Voting Rights. During the Restriction Period, Participants holding issued and outstanding shares of Common Stock subject to an Award of Restricted Stock may exercise full voting rights with respect to the Restricted Stock while such Award remains outstanding.

4.6 Dividends and Dividend Equivalents.

(a) Except as set forth below or in a Participant’s Agreement, a Participant shall be entitled to receive all dividends and other distributions paid with respect to issued and outstanding shares of Common Stock subject to an Award of Restricted Stock, while such Award remains outstanding. If any dividends or distributions are paid in shares of Common Stock during the Restriction Period applicable to an Award of Restricted Stock, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.

(b) The Committee, in its discretion, may provide in the Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional Restricted Stock Units as of the date of payment of such cash dividends on Common Stock. The number of additional Restricted Stock Units to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of shares of Common Stock represented by the unvested Restricted Stock Units subject to the Award as of the record date of such dividend (excluding prior Dividend Equivalents paid on such Award other Dividend Equivalents than with respect to extraordinary dividends), by (ii) the Fair Market Value per share of Common Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time or times (or as soon thereafter as practicable) as the corresponding Restricted Stock Units on which the Dividend Equivalent was paid. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Corporation as described in Article IX, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the Restricted Stock Unit Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Restricted Stock Unit Award.

4.7 Settlement of Restricted Stock Unit Awards. If a Restricted Stock Unit Award is payable in Common Stock, the Corporation shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Award Vest or on such other date determined by the Committee, in its discretion, and set forth in the Agreement, one share of Common Stock and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.1 for each Restricted Stock Unit then becoming Vested or

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otherwise to be settled on such date, subject to the withholding of applicable taxes.  Notwithstanding any other provision in this Plan to the contrary, any Restricted Stock Unit Award, whether settled in Common Stock, cash or other property, shall be paid no later than two and a half months after the later of the end of the fiscal or calendar year in which the Award Vests.

V. PERFORMANCE AWARDS

5.1 Grant of Performance Awards. The Committee, in its discretion, may grant Performance Awards to Participants and may determine, on an individual or group basis, the performance goal(s) to be attained pursuant to each Performance Award.

5.2 Terms of Performance Awards.

(a) Performance Awards shall consist of rights to receive cash, Common Stock, other property or a combination thereof, if designated performance goal(s) are achieved. The terms of a Participant’s Performance Award shall be set forth in a Participant’s Agreement. Each Agreement shall specify the performance goal(s), which may include the Performance Measures, applicable to a particular Participant or group of Participants, the period over which the targeted goal(s) are to be attained, the payment schedule if the goal(s) are attained, and any other terms as the Committee shall determine and conditions applicable to an individual Performance Award. Subject to Code Section 409A, the Committee, in its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Award that has not been designated (or deemed designated) a Code Section 162(m) Award.

(b) Performance Awards may be granted as Performance Shares or Performance Units, at the discretion of the Committee.  Performance Awards shall be paid no later than two and a half months after the later of the end of the fiscal or calendar year in which the Performance Award is no longer subject to a substantial risk of forfeiture.

(i) In the case of Performance Shares, a legended certificate of Common Stock shall be issued in the Participant’s name, restricted from transfer prior to the satisfaction of the designated performance goal(s) and restrictions (or shares may be issued in book entry form with a notation having similar restrictive effect with respect to the book entry representing such shares), as determined by the Committee and specified in the Participant’s Agreement. Prior to satisfaction of the performance goal(s) and restrictions, the Participant shall be entitled to vote the Performance Shares to the extent such shares are issued and outstanding. Further, any dividends paid on such shares during the performance period shall, as provided in the Participant’s Agreement, (A) be reinvested on behalf of the Participant in additional Performance Shares under the Plan, and such additional shares shall be subject to the same performance goal(s) and restrictions as the other shares under the Performance Share Award; (B) be payable in cash upon satisfaction of, and subject to the same performance goal(s) and restrictions as the underlying shares for the Performance Share Award; or (C) be provided in a combination thereof.

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(ii) In the case of Performance Units, the Participant shall receive an Agreement from the Committee that specifies the performance goal(s) and restrictions that must be satisfied before the Corporation shall issue the payment, which may be cash, a designated number of shares of Common Stock, other property, or a combination thereof. If provided in the Participant’s Agreement, the Participant may receive Dividend Equivalents, which shall (A) be reinvested on behalf of the Participant in additional Performance Units (based on the Fair Market Value per share of Common Stock on the record date of the corresponding dividend) subject to the same performance goal(s) and restrictions as the underlying Performance Units on which the Dividend Equivalents were paid; (B) be payable in cash upon satisfaction of, and subject to the same performance goal(s) and restrictions as the underlying shares for the Performance Share Award; or (C) be provided in a combination thereof.  In the event of a dividend or distribution paid in shares of Common Stock or any other event described in Article IX, appropriate adjustments shall be made in the Participant’s Performance Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the Performance Unit Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Performance Unit Award.

VI. INCENTIVE AWARDS

6.1 Grant of Incentive Awards.

(a) The Committee, at its discretion, may grant Incentive Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Award shall be set forth in the Participant’s individual Agreement and/or in any separate program(s) authorized by the Committee. Each Agreement and/or separate program shall specify such other terms and conditions as the Committee shall determine.

(b) The determination of Incentive Awards for a given year or years may be based upon the attainment of specified levels of Corporation or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee, including any or all of the Performance Measures.

(c) The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Award relates (or by such later date as may be permitted under the deduction limitation exemption provisions of Code Section 162(m) and regulations thereunder), to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

6.2 Payment of Incentive Awards.

(a) Incentive Awards shall be paid in cash, shares of Common Stock or other property, at the discretion of the Committee. Payments shall be made following a determination by the

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Committee that the performance targets were attained and shall be made no later than two and a half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

VII. CODE SECTION 162(M) AWARDS

7.1 Awards Granted Under Code Section 162(m).

(a) Unless otherwise provided in a Participant’s Agreement, any Options or Stock Appreciation Rights granted to an Employee Participant pursuant to the Plan are intended to satisfy the performance based compensation requirements of Code Section 162(m) and regulations thereunder (to the extent applicable), and shall be deemed to have been designated by the Committee as Code Section 162(m) Awards.

(b) Unless otherwise provided in a Participant’s Agreement, any Award granted to an Employee Participant pursuant to the Plan, other than an Option or Stock Appreciation Right, which otherwise complies with the applicable requirements set forth in this Article VII shall be deemed to have been designated by the Committee as a Code Section 162(m) Award that satisfy the performance based compensation requirements of Code Section 162(m) and regulations thereunder (to the extent applicable). Such an Award must comply with the following additional requirements, which shall control over any other provision that pertains to such Award under Articles IV, V and VI:

(i) Each such Code Section 162(m) Award shall be based upon the attainment of specified levels of pre-established, objective Performance Measures that are intended to satisfy the performance based compensation requirements of Code Section 162(m) and regulations thereunder. Further, at the discretion of the Committee, such an Award also may be subject to goals and restrictions in addition to the Performance Measures.

(ii) For each such Code Section 162(m) Award, the Committee shall (A) select the Participant who shall be eligible to receive a Code Section 162 (m) Award, (B) determine the applicable performance period, (C) determine the target levels of the Corporation or Subsidiary Performance Measures, and (D) determine the number of shares of Common Stock or cash or other property (or combination thereof) subject to an Award to be paid to each selected Participant. The Committee shall make the foregoing determinations prior to the commencement of services to which such an Award relates (or by such later date permitted under the deduction limitation exemption provisions of Code Section 162(m) and regulations thereunder) and while the outcome of the performance goals and targets is uncertain.

7.2 Attainment of Code Section 162(m) Goals.

(a) With respect to each Award designated (or deemed designated) as a Code Section 162(m) Award pursuant to Section 7.1(b), after each performance period, the Committee shall certify, in writing (which may include the written minutes for any meeting of the

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Committee): (i) if the Corporation has attained the performance targets, and (ii) the number of shares pursuant to the Award that are to become freely transferable, if applicable, or the cash or other property payable under the Award. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment or to accelerate payment of such an Award except in the case of the death or Disability of a Participant, or upon a Change in Control Termination.

(b) Notwithstanding the foregoing, the Committee may, in its discretion, reduce any Award based on such factors as may be determined by the Committee, including a determination by the Committee that such a reduction is appropriate in light of pay practices of competitors, or the performance of the Corporation, a Subsidiary or a Participant relative to the performance of competitors, or performance with respect to the Corporation’s strategic business goals.

7.3 Individual Participant Limitations. Subject to adjustment as provided in Section 9.1, with respect to those Awards which are designated (or deemed designated) by the Committee to be Code Section 162(m) Awards:

(a) no Employee Participant in any one fiscal year of the Corporation may be granted:

(i) Options with respect to more than 600,000 shares of Common Stock;

(ii) Stock Appreciation Rights with respect to more than 600,000 shares of Common Stock;

(iii) Restricted Stock with respect to more than 400,000 shares of Common Stock;

(iv) Restricted Stock Units that are denominated in shares of Common Stock with respect to more than 400,000 shares of Common Stock;

(v) Performance Awards that are denominated in shares of Common Stock with respect to more than 200,000 shares; and

(vi) Incentive Awards denominated in shares of Common Stock with respect to more than 200,000 shares.

(b) The maximum dollar value payable to any Employee Participant in any one fiscal year of the Corporation with respect to Restricted Stock Units, Performance Awards or Incentive Awards that are valued in cash or property other than Common Stock shall be limited to the lesser of $2,000,000 or four times the Participant’s base salary for the fiscal year.

(c) If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations set forth above.

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VIII. TERMINATION OF EMPLOYMENT OR SERVICES

8.1 Options and Stock Appreciation Rights.  Unless otherwise provided in a Participant’s Agreement:

(a) If, prior to the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated for any reason, the Participant’s right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease.

(b) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated for any reason other than death or Disability, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three (3) months after termination of employment or services, as applicable, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise.

(c) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to the Participant’s death while the Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or the laws of descent and distribution, shall have the right within the exercise period specified in the Participant’s Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant’s date of death, subject to any other limitation on exercise in effect on the date of exercise. The beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one year after a Participant’s date of death.

(d) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to the Participant’s Disability, the Participant shall have the right, within the exercise period specified in the Participant’s Agreement, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services due to Disability, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies after termination of employment or services, as applicable, while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of Section 8.1(c).

(e) For the avoidance of doubt, the Committee, at the time of a Participant’s termination of employment or services, may accelerate the Participant’s right to exercise an Option or Stock Appreciation Right or, subject to Sections 2.1 and 3.1 and Code Section 409A, may extend the term of the Option or Stock Appreciation Right.

(f) Shares subject to Options and Stock Appreciation Rights that are not exercised in accordance with the provisions of (a) through (e) above shall expire and be forfeited by the Participant as of their expiration date.

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8.2 Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Incentive Awards. With respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award, unless otherwise provided in a Participant’s Agreement:

(a) If a Participant’s employment or services are terminated for any reason, any portion of such Award that is not yet Vested shall terminate and be forfeited by the Participant.

(b) If, with respect to a Restricted Stock Award or Restricted Stock Unit Award, the terminated Participant was required to pay a purchase price for any Restricted Stock subject to such Award, other than the performance of services, the Corporation shall have the option to repurchase any shares acquired by the Participant which are still subject to the Restriction Period for the purchase price paid by the Participant.

(c) For the avoidance of doubt, the Committee, in its discretion, may provide in a Participant’s Agreement for the continuation of any such Award after a Participant’s employment or services are terminated or, subject to Code Section 409A, may waive or change the remaining conditions, goals or restrictions, or add additional conditions, goals or restrictions, with respect to such Award as it deems appropriate. Notwithstanding the foregoing, the Committee shall not waive any restrictions on any such Award that is designated (or deemed designated) as a Code Section 162(m) Award, but the Committee may provide in the Participant’s Agreement or otherwise that, upon the Participant’s termination of employment due to death or Disability or a Change in Control Termination prior to Vesting of such Award, the Award shall be deemed to have been Vested on terms determined by the Committee.

8.3 Other Provisions. The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Committee in a Participant’s Agreement issued under the Plan.

IX. ADJUSTMENTS AND CHANGE IN CONTROL

9.1 Adjustments. In the event of a merger, statutory share exchange, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, such adjustments and other substitutions shall be made to the Plan and Awards as the Committee, in its sole discretion, deems equitable or appropriate, including adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of cash, similar options to purchase the shares of, or other awards denominated in the shares of, another company, or other property, as the Committee may determine to be appropriate in its sole discretion).  Any of the foregoing adjustments may provide for the elimination of any fractional share which might otherwise become subject to any Award.

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9.2 Change in Control.

(a) With respect to an Employee Participant and notwithstanding anything contained herein to the contrary, unless otherwise provided in such Employee Participant’s Agreement or elsewhere, upon a Change in Control Termination, the following shall occur: (i) any outstanding Option or Stock Appreciation Right granted hereunder immediately shall become fully Vested and exercisable, regardless of any installment provision applicable to such Option or Stock Appreciation Right; (ii) the remaining Restriction Period on any shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award granted hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable federal or state securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control Termination); and (iv) all performance targets and performance levels shall be deemed to have been satisfied for any outstanding Incentive Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control Termination).

(b) With respect to a Participant other than an Employee Participant and notwithstanding anything contained herein to the contrary, unless otherwise provided in such Participant’s Agreement or elsewhere, upon a Change in Control, the following shall occur: (i) any outstanding Option or Stock Appreciation Right granted hereunder immediately shall become fully Vested and exercisable, regardless of any installment provision applicable to such Option or Stock Appreciation Right; (ii) the remaining Restriction Period on any shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award granted hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable federal or state securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control); and (iv) all performance targets and performance levels shall be deemed to have been satisfied for any outstanding Incentive Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control).

(c) The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be cancelled in exchange for a payment with respect to each Vested share of Common Stock subject to such cancelled Option or Stock Appreciation Right in (i) cash, (ii) Common Stock, (iii) common stock of a corporation or other business entity that is a party to the Change in Control, or (iv) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control transaction over the exercise price per share under such Option or Stock Appreciation Right (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to a

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Participant in respect of the Participant’s cancelled Options and Stock Appreciation Rights on or as soon as practicable following the date of the Change in Control.

X. MISCELLANEOUS

10.1 Partial Exercise/Fractional Shares. The Committee may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of an Option or Stock Appreciation Right or payment of a Performance Award, Restricted Stock Award, Restricted Stock Unit Award, or Incentive Award (including associated Dividend Equivalents); instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.

10.2 Rights Prior to Issuance of Shares. No Participant shall have any rights as a shareholder with respect to shares covered by an Award until the issuance of a stock certificate for such shares or electronic transfer to the Participant (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares are electronically delivered to the Participant’s brokerage account (or book entry is made), except as otherwise provided in the Plan or a Participant’s Agreement or by the Committee.

10.3 Non Assignability; Certificate Legend; Removal.

(a) Except as described below or as otherwise determined by the Committee in a Participant’s Agreement, no Award shall be transferable by a Participant except by will or the laws of descent and distribution, and an Option or Stock Appreciation Right shall be exercised only by a Participant during the lifetime of the Participant. Notwithstanding the foregoing, a Participant may assign or transfer an Award that is not an Incentive Stock Option with the consent of the Committee (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and any Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Corporation evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

(b) Each certificate representing shares of Common Stock subject to an Award, to the extent a certificate is issued, shall bear the following legend:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Rockwell Medical, Inc. 2017 Long Term Incentive Plan (“Plan”), rules and administrative guidelines adopted pursuant to such Plan and an Agreement dated              ,            . A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of Rockwell Medical, Inc.

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If shares are issued in book entry form, a notation to the same restrictive effect as the legend above shall be placed on the transfer agent’s books in connection with such shares.

(c) Subject to applicable federal and state securities laws, issued shares of Common Stock subject to an Award shall become freely transferable by the Participant after all applicable restrictions, limitations, performance requirements or other conditions have terminated, expired, lapsed or been satisfied. Once such issued shares of Common Stock are released from such restrictions, limitations, performance requirements or other conditions, the Participant shall be entitled to have the legend required by this Section 10.3 removed from the applicable Common Stock certificate (or notation removed from such book entry).

10.4 Securities Laws.

(a) Anything to the contrary herein notwithstanding, the Corporation’s obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act or the Exchange Act, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of the Stock Exchange or any stock exchange on which the Common Stock may be listed, the provisions of any other applicable laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

(b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option or Stock Appreciation Right or the grant of Restricted Stock or Restricted Stock Units or the payment of a Performance Award or Incentive Award under the Plan as it may deem advisable, including restrictions (i) under applicable federal securities laws; (ii) under the requirements of the Stock Exchange or any other securities exchange or recognized trading market upon which such shares of Common Stock are then listed or traded; and (iii) under any blue sky or other applicable securities laws.

10.5 Withholding Taxes.

(a) The Corporation shall have the right to withhold from a Participant’s compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right or the Vesting or payment of a Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award. A Participant may, in order to fulfill the withholding obligation, tender shares of Common Stock or have shares of stock withheld from the exercise or Vested portion of the Award, provided that the shares tendered or withheld have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. Other payment methods set forth in Sections 2.4 may also be utilized to satisfy any applicable

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withholding requirements. The Corporation may not withhold from the exercise of an Option more shares than are necessary to meet tax withholding obligations owed by Participant.

(b) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002); or (iii) there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles.

10.6 Termination and Amendment.

(a) The Board may terminate the Plan, or the granting of Awards under the Plan, at any time.

(b) The Board may amend or modify the Plan at any time and from time to time, and the Committee may amend or modify the terms of an outstanding Agreement at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the amount of Common Stock for which Awards may be made under the Plan, except as permitted under Sections 1.7 and Article IX; or (iii) change the provisions relating to the eligibility of individuals to whom Awards may be made under the Plan. In addition, if the Corporation’s Common Stock is listed on a Stock Exchange, the Board may not amend the Plan in a manner requiring approval of the shareholders of the Corporation under the rules of the Stock Exchange without obtaining the approval of the shareholders.

(c) No amendment, modification, or termination of the Plan or an outstanding Agreement shall in any manner materially and adversely affect any then outstanding Award under the Plan without the consent of the Participant holding such Award, except as set forth in any Agreement relating to the Award, as set forth in Sections 9.2 or 10.10, or to bring the Plan and/or an Award into compliance with the requirements of Code Section 409A or to qualify for an exemption under Code Section 409A.

10.7 Code Section 409A. It is intended that Awards granted under the Plan shall be exempt from or in compliance with Code Section 409A, and the provisions of the Plan are to be construed accordingly. The Board reserves the right to amend the terms of the Plan and the Committee reserves the right to amend any outstanding Agreement if necessary either to exempt such Award from Code Section 409A or comply with the requirements of Code Section 409A, as applicable. However, unless otherwise specified herein or in a Participant’s Agreement, in no event shall the Corporation or a Subsidiary be responsible for any tax or penalty owed by a Participant or beneficiary with regard to an Award payment. Notwithstanding anything in the Plan to the contrary, all or part of an Award payment to a Participant who is determined to constitute a “specified employee” (as defined in Code Section 409A and regulations thereunder) at the time of separation from service, shall be delayed (if then required) under Code Section 409A, and paid in an aggregated lump sum on the first business day following the date that is six

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months after the date of the Participant’s separation from service, or the date of the Participant’s death, if earlier; any remaining payments shall be paid on their regularly scheduled payment dates. For purposes of the Plan and any Agreement, the terms “separation from service” or “termination of employment” (or variations thereof) shall be synonymous with the meaning given to the term “separation from service” as defined in Code Section 409A and regulations thereunder.

10.8 Effect on Employment or Services. Neither the adoption of the Plan nor the granting of any Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment or services of the Corporation or a Subsidiary.

10.9 Use of Proceeds. The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Corporation.

10.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan or of any Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Agreement shall not in any way be affected or impaired thereby. The Board may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Board, amend the Plan and any outstanding Agreement as the Corporation deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.

10.11 Beneficiary Designation. Except as otherwise designated in a Participant’s Agreement, and subject to local laws and procedures, each Participant may file a written beneficiary designation with the Corporation stating who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before receipt of any or all of a Plan benefit. Each designation shall revoke all prior designations by the same Participant, be in a form prescribed by the Corporation, and become effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. If a Participant dies without an effective beneficiary designation for a beneficiary who is living at the time of the Participant’s death, the Corporation shall pay any remaining unpaid benefits to the Participant’s legal representative.

10.12 Unfunded Obligation. A Participant shall have the status of a general unsecured creditor of the Corporation. Any amounts payable to a Participant pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. The Corporation shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Corporation shall retain at all times beneficial ownership of any investments, including trust investments, which the Corporation may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Corporation and a Participant, or otherwise create any Vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Corporation. A Participant shall have no claim against the Corporation for any changes in the

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value of any assets which may be invested or reinvested by the Corporation with respect to the Plan.

10.13 Approval of Plan. The Plan shall be subject to the approval of the holders of at least a majority of the votes cast on a proposal to approve the Plan at a duly held meeting of shareholders of the Corporation held within 12 months after adoption of the Plan by the Board. No Award granted under the Plan may be exercised or paid in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within such 12 month period, the Plan and any Awards granted under the Plan shall be null and void, with no further force or effect.

10.14 Governing Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and Agreements under the Plan, shall be governed by the laws of the State of Michigan, without regard to its conflict of law rules.

IN WITNESS WHEREOF, this Rockwell Medical, Inc. 2017 Long Term Incentive Plan has been executed on behalf of the Corporation as of this 1st day of March, 2017.

ROCKWELL MEDICAL, INC.

By:	/s/ Robert L. Chioini
Its:	Chief Executive Officer

Board Approval: March 1, 2017

Shareholder Approval:                                , 2017

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ANNUAL MEETING OF SHAREHOLDERS OF ROCKWELL MEDICAL, INC.

[   ], 2017

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, proxy statement, proxy card and 2016 annual report to shareholders are available at http://www.rockwellmed.com/invest.htm

Please sign, date and mail your WHITE proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail the WHITE proxy card in the envelope provided.

This Proxy is solicited on behalf of our Board of Directors. The Board recommends a vote “FOR” the nominee in Proposal 1, “FOR” Proposals 2, 4 and 5, and for the “3 YEAR” choice on Proposal 3. PLEASE SIGN, DATE AND RETURN THE WHITE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

1.	Election of Class II Director.

	NOMINEE:	FOR	WITHHOLD

	David T. Domzalski	☐	☐

		FOR	AGAINST	ABSTAIN

2.	Approve, by non-binding proposal, the compensation of the named executive officers.	☐	☐	☐

		ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN

3.	Recommend, by non-binding proposal, the frequency of shareholder advisory votes on the compensation of the named executive officers.	☐	☐	☐	☐

		FOR	AGAINST	ABSTAIN

4.	Approve the 2017 Long Term Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

5.	Approve a proposal to ratify the selection of Plante & Moran, PLLC as our independent registered public accounting firm for 2017.	☐	☐	☐

In their discretion with respect to any other matters that may properly come before the meeting.

This proxy will be voted, when properly executed, in accordance with the specifications made herein. If no instructions are indicated, the shares represented by this Proxy will be voted FOR the nominee in Proposal 1, FOR Proposals 2, 4 and 5, and for the 3 YEAR choice on Proposal 3.

Please date, sign and return this WHITE proxy card promptly in the enclosed envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐	Mark the box to the right if you plan to attend the annual meeting.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Title:		Title:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

REVOCABLE PROXY

ROCKWELL MEDICAL, INC.

ANNUAL MEETING OF SHAREHOLDERS [   ], 2017

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF ROCKWELL MEDICAL, INC.

The undersigned, as a shareholder of record on [   ], 2017, hereby appoints Robert L. Chioini and Thomas E. Klema, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned and hereby authorizes them to vote as proxy all of the common shares, no par value, of Rockwell Medical, Inc. (the “Company”) which the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of the Company to be held on [   ], 2017 at [   ], and at any and all adjournments or postponements thereof, upon those matters set forth in the Notice of Annual Meeting and Proxy Statement dated [   ], 2017 (receipt of which is hereby acknowledged) as designated on the reverse side.  In their discretion, to the extent permitted by law, the proxies are also authorized to vote upon all such other matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement dated [   ], 2017, is unable to serve or, for good cause, will not serve. The undersigned ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

(Continued and to be Signed on Reverse Side)